Exhibit T3C8

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

by and among

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Indenture Trustee

U.S. BANK NATIONAL ASSOCIATION

as MEB Trustee

CITICORP INTERNATIONAL LIMITED

as Common Security Trustee

THE EXISTING SECURED PARTIES LISTED IN SCHEDULE 1 HERETO

KAISA GROUP HOLDINGS LTD.

and

THE SUBSIDIARY GUARANTOR PLEDGORS LISTED IN SCHEDULE 2 HERETO

Dated [●], 2016

TABLE OF CONTENTS

1.	Definitions	3

2.	Pari Passu Security	7

3.	Appointment of the Common Security Trustee and Administration of the Shared Collateral	8

4.	Enforcement; Joint Written Instructions	10

5.	Distribution of Proceeds and Release	13

6.	Resignation And Replacement Of Common Security Trustee	13

7.	Future Subsidiary Guarantor Pledgors	15

8.	Accession Of Holders Of Permitted Pari Passu Secured Indebtedness and Exchange Bond Indebtedness	16

9.	Dispute	16

10.	Representations And Warranties	17

11.	Successor Agent By Consolidation, Merger, Conversion Or Transfer	17

12.	Change Of Indenture Trustee Or Other Secured Parties	17

13.	Indemnification	18

14.	Limitation On Liability	18

15.	Notices; Electronic Communication	20

16.	Miscellaneous	20

17.	Corporate Actions	21

18.	Termination	21

19.	Amendment	22

20.	Governing Law; Consent To Jurisdiction; Waiver Of Immunities	22

21.	Counterparts; Signatures	23

22.	Severability	23

23.	Conflict	23

24.	Exclusive Benefit	25

25.	Successors and Assigns	25

26.	Amendment and Restatement	25

27.	Resignation of Existing Secured Parties	25

i

SCHEDULE 1	List of Existing Secured Parties	Schedule 1-1

SCHEDULE 2	List of Subsidiary Guarantor Pledgors	Schedule 2-1

SCHEDULE 3	List of BVI Share Charges and HK Share Charges	Schedule 3-1

SCHEDULE 4	Holders of Permitted Pari Passu Secured Indebtedness and Exchange Bond Indebtedness	Schedule 4-1

SCHEDULE 5	Process Agents	Schedule 5-1

EXHIBIT A – Form of Addendum to Intercreditor Agreement		Exh. A-1

EXHIBIT B – Form of Supplement to Intercreditor Agreement		Exh. B-1

-ii-

THIS AMENDED AND RESTATED INTERCREDITOR AGREEMENT (this “Intercreditor Agreement”), dated as of [●], 2016, by and among:

(1) WILMINGTON TRUST, NATIONAL ASSOCIATION not in its individual capacity but as trustee for the Noteholders under each of the respective Indentures (the “Indenture Trustee”);

(2) U.S. BANK NATIONAL ASSOCIATION as trustee for the Bondholders under the Trust Deed (the “MEB Trustee”);

(3) CITICORP INTERNATIONAL LIMITED as shared security agent for the benefit of the Indenture Trustee (for itself and for the benefit of the respective Noteholders), the MEB Trustee (for itself and for the benefit of the Bondholders) and the other Secured Parties (the “Common Security Trustee”);

(4) THE EXISTING SECURED PARTIES as set forth in Schedule 1;

(5) KAISA GROUP HOLDINGS LTD. (the “Company”); and

(6) THE SUBSIDIARY GUARANTOR PLEDGORS set forth in Schedule 2 hereto.

WHEREAS:

(A) This Intercreditor Agreement amends and restates in its entirety the Intercreditor Agreement, dated as of December 20, 2010, by and among, inter alios, Citicorp International Limited as existing indenture trustee, Citicorp International Limited as existing CB trustee (the “Existing CB Trustee”), Citicorp International Limited as existing common security trustee, (the “Existing Common Security Trustee”), Kaisa Group Holdings Ltd. and the Subsidiary Guarantor Pledgors party thereto, (i) as amended by (a) the Addendum dated May 24, 2011 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto and Citicorp International Limited, as the Existing Common Security Trustee, (b) the Addendum dated November 25, 2011 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto and Citicorp International Limited, as the Existing Common Security Trustee, (c) the Addendum dated March 21, 2012 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto and Citicorp International Limited, as the Existing Common Security Trustee, (d) the Addendum dated May 18, 2012 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto (including Citicorp International Limited as “Security Trustee”) and Citicorp International Limited, as the Existing Common Security Trustee, (e) the Addendum dated August 31, 2012 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto and Citicorp International Limited, as the Existing Common Security Trustee, (f) the Addendum dated December 31, 2012 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto and Citicorp International Limited, as the Existing Common Security Trustee, (g) the Addendum dated April 22, 2013 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto and Citicorp International Limited, as the Existing Common Security Trustee, and (ii) as supplemented by (a) the Supplement dated March 13, 2011 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto and Citicorp International Limited, as the Existing Common Security Trustee (the “First Supplement”), (b) the Supplement dated June 14, 2011 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto and Citicorp International Limited, as the Existing Common Security Trustee (the “Second Supplement”), (c) the Supplement dated May 23, 2012 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto (including PA International Opportunity VI Limited) and Citicorp International Limited, as the Existing Common Security Trustee (the “Third Supplement”), (d) the Supplement dated September 18, 2012 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto and Citicorp International Limited, as the Existing Common Security Trustee (the “Fourth Supplement”), (e) the Supplement dated January 8, 2013 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto and Citicorp International Limited, as the Existing Common Security Trustee (the “Fifth Supplement”), (f) the Supplement dated March 19, 2013 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto and Citicorp International Limited, as the Existing Common Security Trustee (the “Sixth Supplement”), (g) the Supplement dated April 22, 2013 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto and Citicorp International Limited, as the Existing Common Security Trustee (the “Seventh Supplement”), (h) the Supplement dated June 6, 2013 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto and Citicorp International Limited, as the Existing Common Security Trustee (the “Eighth Supplement”), (i) the Supplement dated August 5, 2013 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto and Citicorp International Limited, as the Existing Common Security Trustee (the “Ninth Supplement”), (j) the Supplement dated September 3, 2013 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto and Citicorp International Limited, as the Existing Common Security Trustee (the “Tenth Supplement”), (k) the Supplement dated November 14, 2013 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto and Citicorp International Limited, as the Existing Common Security Trustee (the “Eleventh Supplement”) and (l) the Supplement dated June 6, 2014 by and among the Company, the Subsidiary Guarantor Pledgors party thereto, the Secured Parties party thereto and Citicorp International Limited, as the Existing Common Security Trustee (the “Twelfth Supplement”) (as so amended and supplemented, the “Existing Intercreditor Agreement”).

(B) The Company, the Subsidiary Guarantors and the Indenture Trustee have entered into the Indentures each dated [●], 2016.

(C) The Company, the Subsidiary Guarantors and the MEB Trustee have entered into the Trust Deed dated [●], 2016.

(D) The Company and each Subsidiary Guarantor Pledgor may from time to time create Permitted Pari Passu Secured Indebtedness and Exchange Bond Indebtedness in accordance with the terms of the Indentures and the Trust Deed.

(E) Pursuant to the New Security Documents, concurrently with the execution of this Intercreditor Agreement, the Company and the Subsidiary Guarantor Pledgors will grant security over certain Shared Collateral for the benefit of the Secured Parties to the Common Security Trustee to provide a Security Interest for the Obligations.

(F) Pursuant to the Deeds of Release, concurrently with the execution of this Intercreditor Agreement, the Existing Secured Parties shall release the Existing Security.

(G) The parties hereto have entered into this Intercreditor Agreement for the purpose of (i) regulating certain of their respective rights and interests amongst themselves, (ii) providing a mechanism for the Secured Parties party hereto, in their own capacity or through their agent, trustee or representative, and for future holders of Permitted Pari Passu Secured Indebtedness or Exchange Bond Indebtedness in their own capacity or through their agent, trustee or representative, to become bound hereby and receive a pro rata entitlement to and equal priority in the Shared Collateral and (iii) setting forth the duties and powers of the Common Security Trustee with respect to the Shared Collateral, including the distribution of proceeds from the disposition of such Shared Collateral.

(H) The execution of this Intercreditor Agreement is authorized under the Indentures and the Trust Deed.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained herein and for other good and valuable consideration, the parties hereto agree as follows:

1.	Definitions

1.1. In this Intercreditor Agreement (including the recitals):

“Bonds” means the Company’s US$ [•] variable rate mandatorily exchangeable bonds due 2019 issued pursuant to the Trust Deed.

“Bondholders” means the holders of the Bonds.

“Bond Documents” means the Trust Deed, the Bonds and the paying, conversion and transfer agency agreement in connection therewith.

“Bond Obligations” means all present and future obligations, contingent or otherwise, of the Company and the Subsidiary Guarantor Pledgors to the MEB Trustee and the Bondholders arising under or pursuant to the Bond Documents.

“Business Day” means any day which is not a Saturday, Sunday, legal holiday or other day on which banking institutions in The City of New York, London or Hong Kong (or in any other place in which payments on the Notes are to be made) are authorized by law or governmental regulation to close.

“Deed of Release” means the deeds dated on or about the date hereof releasing the Existing Security.

“Default” has the meaning given to such term in any applicable Secured Party Document.

“Enforcement Notice” means any enforcement notice to be delivered by the Common Security Trustee to the Company and the applicable Subsidiary Guarantor Pledgors to the effect that the Shared Collateral has become enforceable as a result of the occurrence of an Event of Default that is continuing.

“Event of Default” has the meaning given to such term in any applicable Secured Party Document.

“Exchange Bond Documents” means all agreements evidencing Exchange Bond Indebtedness.

“Exchange Bond Indebtedness” means secured indebtedness incurred under the Exchange Bond Documents.

“Exchange Bond Obligations” means all present and future obligations, contingent or otherwise, of the Company and the Subsidiary Guarantor Pledgors to the trustee and holders of any Exchange Convertible Bonds.

“Exchange Convertible Bonds” means the Company’s US$ [●] variable rate convertible bonds due 2019 to be issued pursuant to an automatic exchange of the Bonds in accordance with the terms thereof.

“Existing CB Share Charges” means the share charges listed in Part A of Schedule 3.

“Existing Common Share Charges” means the share charges listed in Part B of Schedule 3.

“Existing Secured Parties” means the Secured Parties under the Existing Intercreditor Agreement, as set forth in Schedule 1.

“Existing Security” means the Existing CB Share Charges and the Existing Common Share Charges.

“Future Subsidiary Guarantors” and “Future Subsidiary Guarantor Pledgors” have the meanings ascribed to them in each Secured Party Document.

“Indentures” means, collectively, the Series A Notes Indenture, Series B Notes Indenture, Series C Notes Indenture, Series D Notes Indenture and Series E Notes Indenture.

“New Security Documents” means the share charges listed in Part C of Schedule 3.

“Note Documents” means the Indentures and the Notes.

“Note Obligations” means all present and future obligations, contingent or otherwise, of the Company and the Subsidiary Guarantor Pledgors to the Indenture Trustee and the holders of the respective Notes arising under or pursuant to the respective Note Documents.

“Notes” means, collectively, the Series A Notes, Series B Notes, Series C Notes, Series D Notes and Series E Notes.

“Noteholders” means holders of the respective Notes.

“Obligations” means the respective Note Obligations, the Bond Obligations, the Exchange Bond Obligations and any Permitted Pari Passu Secured Obligations.

“Permitted Pari Passu Secured Indebtedness” means secured indebtedness incurred as “Permitted Pari Passu Secured Indebtedness” under, and in compliance with, the terms of each of the Secured Party Documents.

“Permitted Pari Passu Secured Indebtedness Documents” means all agreements evidencing Permitted Pari Passu Secured Indebtedness.

“Permitted Pari Passu Secured Obligations” means all present and future obligations, contingent or otherwise, of the Company and the Subsidiary Guarantor Pledgors to any holder of the Permitted Pari Passu Secured Indebtedness that has (or the agent, trustee or representative thereof has) become a party hereto in its capacity as a Secured Party, arising under or pursuant to the Secured Party Documents to which such Permitted Pari Passu Secured Indebtedness relates.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“proceeds” has the meaning given to such term set forth in Article 9 of the New York Uniform Commercial Code.

“Secured Parties” means, collectively, the Common Security Trustee, the Indenture Trustee for the benefit of itself and the respective Noteholders, the MEB Trustee for the benefit of itself and the Bondholders, and any holder (or any representative, trustee or agent for such holder’s benefit) of any Permitted Pari Passu Secured Indebtedness or Exchange Bond Indebtedness that has become a party to this Intercreditor Agreement pursuant to Section 8 hereof on behalf of itself, or, as the case may be, the holders of Permitted Pari Passu Secured Indebtedness or Exchange Bond Indebtedness and the successors and assigns of each of the foregoing.

“Secured Party Documents” means the Note Documents, the Bond Documents, the Exchange Bond Documents and the Permitted Pari Passu Secured Indebtedness Documents.

“Security Documents” means the New Security Documents and any other document executed from time to time evidencing any Shared Security Interest or by any Future Subsidiary Guarantor Pledgor which has acceded to this Intercreditor Agreement in accordance with Section 7 hereof, in each case as such may be amended, supplemented or modified from time to time.

“Security Interest” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof or any agreement to create any mortgage, pledge, security interest, lien, charge, easement ;or encumbrance of any kind).

“Series A Notes” means the variable rate senior notes due December 31, 2019, issued by the Company pursuant to the Series A Notes Indenture in an original aggregate principal amount of US$[●].

“Series A Notes Indenture” means the Indenture dated as of [●], 2016, by and among the Company, the Subsidiary Guarantors listed on Schedule I thereto and the Indenture Trustee, as may be further amended, modified or supplemented from time to time, relating to the Series A Notes.

“Series B Notes” means the variable rate senior notes due June 30, 2020, issued by the Company pursuant to the Series B Notes Indenture an original aggregate principal amount of US$[●].

“Series B Notes Indenture” means the Indenture dated as of [●], 2016, by and among the Company, the Subsidiary Guarantors listed on Schedule I thereto and the Indenture Trustee, as may be further amended, modified or supplemented from time to time, relating to the Series B Notes.

“Series C Notes” means the variable rate senior notes due December 31, 2020, issued by the Company pursuant to the Series C Notes Indenture in an original aggregate principal amount of US$[●].

“Series C Notes Indenture” means the Indenture dated as of [●], 2016, by and among the Company, the Subsidiary Guarantors listed on Schedule I thereto and the Indenture Trustee, as may be further amended, modified or supplemented from time to time, relating to the Series C Notes.

“Series D Notes” means the variable rate senior notes due June 30, 2021, issued by the Company pursuant to the Series D Notes Indenture in an original aggregate principal amount of US$[●].

“Series D Notes Indenture” means the Indenture dated as of [●], 2016, by and among the Company, the Subsidiary Guarantors listed on Schedule I thereto and the Indenture Trustee, as may be further amended, modified or supplemented from time to time, relating to the Series D Notes.

“Series E Notes” means the variable rate senior notes due December 31, 2021, issued by the Company pursuant to the Series E Notes Indenture in an original aggregate principal amount of US$[●].

“Series E Notes Indenture” means the Indenture dated as of [●], 2016, by and among the Company, the Subsidiary Guarantors listed on Schedule I thereto and the Indenture Trustee, as may be further amended, modified or supplemented from time to time, relating to the Series E Notes.

“Shared Collateral” means all assets secured, or purported to be secured, by the Company and the Subsidiary Guarantor Pledgors to the Common Security Trustee on behalf of the respective Secured Parties under the applicable Security Documents and to which such Secured Parties share equal priority and have pro rata entitlement in accordance with this Intercreditor Agreement, subject to any release permitted under Section 5.2 hereof.

“Shared Security Interests” means the Security Interests over the Shared Collateral created, or purported to be created, pursuant to the applicable Security Documents and to which the Secured Parties share equal priority and have pro rata entitlement in accordance with this Intercreditor Agreement, subject to any release permitted under Section 5.2 hereof.

“Subsidiary Guarantors” and “Subsidiary Guarantor Pledgors” have the meanings ascribed to them in the Secured Party Documents.

“Title Document” means any deed or document certifying, representing or constituting the title of any of the Company and the Subsidiary Guarantor Pledgors as charger to the applicable Shared Collateral.

“Trust Deed” means the Trust Deed dated [●], 2016, as amended, modified or supplemented from time to time, in connection with the Bonds, by and among the Company, the Subsidiary Guarantors listed in Schedule I thereto, the MEB Trustee and Citicorp International Limited as common security trustee.

1.2. A reference in this Intercreditor Agreement to any party or Person shall be construed so as to include its successors in title, permitted assigns and permitted transferees.

1.3. Section, clause and schedule headings are for ease of reference only.

2.	Pari Passu Security

2.1. Notwithstanding (a) the time, order or method of attachment or perfection of any Shared Security Interests, the time or order of filing of financing statements (or similar filings in any applicable jurisdiction), or the giving of or failure to give notice of the acquisition or expected acquisition of purchase money or other Shared Security Interest, (b) the manner in which the Shared Security Interests are acquired, whether by grant, statute or operation of law, subrogation or otherwise, (c) the fact that the Shared Collateral or Shared Security Interests (or any portion thereof) are otherwise subordinated, voided, avoided, invalidated or lapsed and (d) any applicable law or any provision to the contrary in any Secured Party Document and the Security Documents with respect to the Shared Collateral and all proceeds of the Shared Collateral, each Secured Party agrees that the Shared Security Interests of each Secured Party share and shall share equal priority and have and shall have pro rata entitlement with the same Shared Security Interests of the other Secured Parties. Any Secured Party holding any Shared Collateral agrees to hold the Shared Collateral and any Shared Security Interest thereon for the equal and ratable benefit of all Secured Parties pursuant to the terms of this Intercreditor Agreement and the Security Documents.

2.2. The agreements as to the priority of the Shared Security Interests of each Secured Party provided for herein shall not be deemed to subordinate or otherwise affect in any respect the Security Interest securing any other indebtedness of the Company or any Subsidiary Guarantor Pledgor.

2.3. Each Secured Party agrees that it will not attack, contest or bring (or voluntarily join in) any action for the purpose of contesting the validity, perfection, priority or enforceability of the Shared Security Interest of any other Secured Party or finance or urge any other Person to do so, provided that any Secured Party may enforce its rights and privileges hereunder without being deemed to have violated this provision. Any provision contained in this Intercreditor Agreement to the contrary notwithstanding, the terms and conditions of this Intercreditor Agreement shall not apply to any property or asset (including properties or assets (or proceeds thereof) that do not constitute Shared Collateral) as to which one Secured Party has a Security Interest and as to which the other Secured Parties do not have a Security Interest.

3.	Appointment of the Common Security Trustee and Administration of the Shared Collateral

3.1. Each Secured Party hereby irrevocably appoints and authorizes the Common Security Trustee to act as its security agent under and in connection with the applicable Security Documents in accordance with British Virgin Islands law, Hong Kong law or the law of any other applicable jurisdiction, as the case may be, and this Intercreditor Agreement and authorizes the Common Security Trustee, to take such action on such Secured Party’s behalf and to exercise such rights, powers, authorities, discretion as are specifically delegated to the Common Security Trustee by the terms hereof, together with all such rights, powers, authorities and discretion as are reasonably incidental thereto, and the Common Security Trustee hereby accepts such appointment.

3.2. The Common Security Trustee shall administer the Shared Collateral in the manner contemplated by this Intercreditor Agreement. The Common Security Trustee shall exercise such rights and remedies with respect to the Shared Collateral as are granted to it under this Intercreditor Agreement and applicable law. Any Secured Party who is holding any Title Document shall forthwith deliver such Title Document to the Common Security Trustee for the Common Security Trustee to hold for the benefit of all Secured Parties, and no Secured Party shall have any right to take action with respect to the Shared Collateral other than in accordance with this Intercreditor Agreement.

3.3. The Common Security Trustee shall be entitled, in acting as Common Security Trustee for the Secured Parties, to all of the rights, powers and privilege and the benefit of the limitations and exculpations of the Secured Parties, as set out in the applicable Security Documents. No one dealing with the Common Security Trustee or any agent duly appointed by the Common Security Trustee need enquire whether any of the powers, authorities and discretions conferred by or pursuant to this Intercreditor Agreement are or may be exercisable by the Common Security Trustee or such agent or as to the propriety or regularity of acts purporting or intended to be in exercise of any such powers.

3.4. The Common Security Trustee shall not have any responsibility with respect to the recording, re-recording, filing or refiling under the laws of any jurisdiction under this Intercreditor Agreement, the Indentures, the Trust Deed, the Permitted Pari Passu Secured Indebtedness Documents, the Exchange Bond Documents, the Security Documents or any other document or statement that may be required or permitted to be recorded, re-recorded, filed or re-filed under any such laws to perfect or protect any Security Interest created over the Shared Collateral by or pursuant to the Security Documents or the payment of any fees or taxes in connection therewith.

3.5. The Common Security Trustee is not responsible or liable for and will make no investigation as to (i) the ownership, right or title of any Person in or to, or the value of, or sufficiency or existence of any part of the security created by the Security Documents; (ii) the creation, perfection, or priority of any security created by the Security Documents, or the legality or enforceability of the Security Documents or this Intercreditor Agreement, or any defect on deficiency as to any such matters; (iii) the existence of any other security interest affecting any asset secured under a Security Document; (iv) the creditworthiness or solvency of the Company and any Subsidiary Guarantor Pledgor or any other Person providing security under a Security Document or this Intercreditor Agreement; or (v) insuring the security created by the Security Documents and for any loss suffered by any person as a result or inadequacy of any such insurance.

3.6. For the limited purpose of perfecting the Shared Security Interests of the Secured Parties in those types or items of Shared Collateral in which a Security Interest may only be perfected by possession or control, each Secured Party hereby appoints each other Secured Party as its representative for the limited purpose of possessing on its behalf any such Shared Collateral that may come into the possession or control of any such other Secured Party from time to time, and each Secured Party agrees to act as each other Secured Party’s representative for such limited purpose of perfecting the other’s Shared Security Interest by possession or control through a representative, provided that no Secured Party shall incur any liability to the other by virtue of acting as the other’s representative hereunder. In this regard, any Secured Party that is in possession or control of any such Shared Collateral agrees that if it elects to relinquish possession or control of such Shared Collateral, it shall deliver possession or control thereof to one or more other Secured Parties; provided, further, that, no Secured Party shall be required to deliver any such Shared Collateral or take any other action referred to in this section to the extent that such action would contravene any law, order or other legal requirements, and in the event of a controversy or dispute, such Secured Party may interplead any item of Shared Collateral in any court of competent jurisdiction.

3.7. The Common Security Trustee is under no obligation to register, in whole or in part, the Shared Collateral in its name prior to enforcement of any Shared Security Interest. The Common Security Trustee is not responsible for ensuring that necessary registrations are carried out or for any failure in taking action to ensure that security interests capable of being registered are registered.

3.8. Each Secured Party, the Company and the Subsidiary Guarantor Pledgors acknowledge that, with effect from the date hereof, the Common Security Trustee holds the Shared Collateral on trust for the Secured Parties on the terms of the Security Documents and this Intercreditor Agreement and acknowledge the agreements entered into between the Secured Parties under this Intercreditor Agreement.

3.9. The Common Security Trustee may delegate duties to, and may act through, its attorneys and agents and will not be responsible for the misconduct or negligence of any attorney or agent appointed with due care by it hereunder or for supervising such attorneys or agents.

3.10. The Common Security Trustee will treat information relating to the Company and the Subsidiary Guarantor Pledgors as confidential, but (unless consent is prohibited by law) the Company consents to the transfer and disclosure by the Common Security Trustee of information relating to the Company and the Subsidiary Guarantor Pledgors to and between branches, subsidiaries, representative offices, affiliates and agents of the Common Security Trustee duly appointed by it, wherever situated, for internal use (including in connection with the provision of any service and for data processing, statistical and risk analysis purposes) on a confidential and need-to-know basis in connection with the performance of its duties under this Intercreditor Agreement. The Common Security Trustee and any such branch, subsidiary, representative office, affiliate or agent may transfer and disclose any such information as required by any law, or court regulator with prior written notice to the Company.

3.11. The Common Security Trustee shall be regarded as acting through an agency division which shall be treated as a separate division from any other of its departments or divisions. If information is received by another department or division of the Common Security Trustee, it shall be treated as confidential to that other department or division and the Common Security Trustee shall not be deemed to have notice of it.

4.	Enforcement; Joint Written Instructions

4.1. The Common Security Trustee shall be entitled to act, or otherwise refrain from acting, in connection with, or enforce, the Shared Security Interests on behalf of the Secured Parties pursuant to the terms of the applicable Security Documents and this Intercreditor Agreement. The Common Security Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to this Intercreditor Agreement.

4.2. Each Secured Party agrees that, in relation to any instruction given by it to the Common Security Trustee to take action in relation to depositing or maintaining any Shared Collateral subject to a Shared Security Interest or any other action in respect of such Shared Collateral, such Secured Party may provide to the Common Security Trustee written instructions signed by an authorized Person of such Secured Party, with a copy of such instruction to the Company and the other Secured Parties.

4.3. Subject to Section 4.4 hereof, upon the occurrence of an Event of Default that is continuing, any Secured Party may, to the extent not prohibited, under the applicable Secured Party Document, notify the Common Security Trustee in writing of the occurrence of such Event of Default and may instruct the Common Security Trustee to (i) enforce the Shared Collateral and (ii) deliver an Enforcement Notice to the Company and the applicable Subsidiary Guarantor Pledgors (such instructions, the “Enforcement Instructions”), whereupon the Common Security Trustee shall act unilaterally to enforce the Shared Collateral; provided, however, that upon receipt of an Enforcement Instruction from any Secured Party, the Common Security Trustee shall provide a copy of such Enforcement Instruction and such Enforcement Notice to the Company and the other Secured Parties. The Common Security Trustee shall not be deemed to have knowledge or notice of the occurrence of any Event of Default unless it has received written notice from any Secured Party or the Company which has specified the same.

4.4. Notwithstanding any provision herein to the contrary but subject to Section 9 hereof in all circumstances, if the Common Security Trustee identities a conflict:

(a) between Secured Parties’ interests in connection with any Enforcement Instructions; or

(b) in the event that each of the Secured Parties issues Enforcement Instructions, between those Enforcement Instructions,

and the Common Security Trustee believes in its sole discretion that the interests of the Secured Parties would be in conflict upon the exercise of those Enforcement Instructions, or that compliance with an Enforcement Instruction would cause the Common Security Trustee to contravene another Enforcement Instruction, the Common Security Trustee shall notify each Secured Party in writing not more than five Business Days after it becomes aware of such conflict that the Common Security Trustee considers such a conflict exists and the Common Security Trustee is not obligated to take any action if it identities such conflict; provided that, the Common Security Trustee shall act in accordance with such Enforcement Instructions to the extent that such Enforcement Instructions do not conflict with each other and it has received security and/or indemnity satisfactory to it against any and all losses which it may incur by reason of so acting.

4.5. Notwithstanding anything to the contrary contained in this Intercreditor Agreement but subject to Section 9 hereof in all circumstances, if the Common Security Trustee shall receive any instruction from any Secured Party with respect to any act or action (including failure to act) in connection with this Intercreditor Agreement or the Security Documents, the Common Security Trustee shall be entitled to refrain from such act or taking such action unless and until it shall have received written instruction from any Secured Party and to the extent requested, appropriate indemnification and/or security in respect of actions to be taken, and the Common Security Trustee shall not incur liability to any Secured Party, any Bondholder, any Noteholder or any holder of Permitted Pari Passu Secured Indebtedness or Exchange Bond Indebtedness or any other Person by reason of so refraining. Without limiting the foregoing, no party hereto shall have any right of action whatsoever against the Common Security Trustee as a result of the Common Security Trustee acting or refraining from acting hereunder in accordance with the instructions of the Secured Parties or under any Security Document as provided for therein.

4.6. The Common Security Trustee shall be entitled to seek directions as to the exercise of any of its rights, powers, or discretions from the instructing Secured Party and to seek clarification of any instruction previously given, and the Common Security Trustee shall be entitled to refrain from acting in the absence of any, or any clear, written instructions.

4.7. The Common Security Trustee may refrain from acting unless and until (i) instructed by a Secured Party as to whether or not any right, power or discretion is to be exercised and, if it is to be exercised, as to the manner in which it should be exercised and (ii) the Common Security Trustee shall have received security and/or indemnity satisfactory to it sufficient to hold it harmless from and against any and all losses which it may incur by reason of so acting.

4.8. In the absence of bad faith on its part, the Common Security Trustee may rely, and will be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party. The Common Security Trustee need not investigate any fact or matter stated in the document, but, in the case of any document which is specifically required to be furnished to the Common Security Trustee pursuant to the provisions hereof, the Common Security Trustee shall examine the document to determine whether it conforms to the requirements of this Intercreditor Agreement (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein). The Common Security Trustee, in its discretion, may make, but is not obligated to make, further inquiry or investigation into such facts or matters as it sees fit.

4.9. The permissive rights of the Common Security Trustee enumerated herein shall not be construed as duties unless so specified herein.

4.10. No provision of this Intercreditor Agreement will require the Common Security Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder, or in the exercise of its rights or powers, unless it receives security and/or indemnity satisfactory to it against any loss, liability or expense.

4.11. The Common Security Trustee shall not be responsible for payment of any taxes or stamp duty as a result of (i) it holding the Shared Collateral, in whole or in part, (ii) it enforcing any of the Shared Security Interests held by it; or (iii) in respect of any remuneration or other amounts payable to it for its own account. The Common Security Trustee is not responsible for making any deductions or withholding in respect of taxes or other governmental charges in respect of any amounts paid by the Common Security Trustee from the proceeds of any enforcement of security.

4.12. The Common Security Trustee is not responsible for and will make no investigation as to the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations, or investigations given or required in connection with this Intercreditor Agreement, the Security Documents or any of the Shared Collateral.

5.	Distribution of Proceeds and Release

5.1. Distribution of Proceeds

Each party hereto agrees that any proceeds from any sale, collection, liquidation or enforcement of the Shared Collateral shall be distributed by the Common Security Trustee in accordance with the terms hereof and subject to the conditions of the relevant Security Document. Such proceeds shall be applied as follows:

first, to the Common Security Trustee for any unpaid fees, costs and expenses (including any indemnity expenses) reasonably incurred hereunder;

second, pro rata to each of the MEB Trustee, the Indenture Trustee and any agent, trustee or representative as a Secured Party for any series of Permitted Pari Passu Secured Indebtedness or Exchange Bond Indebtedness for any unpaid fees, costs and expenses (including any indemnity expenses) reasonably incurred under the applicable Secured Party Document;

third, pro rata to each of the Indenture Trustee for the benefit of the respective Noteholders, the MEB Trustee for the benefit of the Bondholders and, to the extent applicable, to holders of Permitted Pari Passu Secured Indebtedness or Exchange Bond Indebtedness (or their representative for the benefit of such holders) in accordance with the terms of the applicable Secured Party Document; and

fourth, any surplus remaining after such payments will be paid to the Company, the Subsidiary Guarantor Pledgors or to whomever may be lawfully entitled thereto.

Each party hereto agrees that any proceeds of the Shared Collateral received or recovered by it in violation of the priorities set forth above and the other provisions of this Intercreditor Agreement shall be segregated and held in trust and promptly paid over to the Common Security Trustee, in the same form as received, with any necessary endorsements, for application in accordance with the priorities set forth above.

5.2.	Release

Each party hereto agrees that the Shared Collateral shall be released (i) when all outstanding obligations under the Secured Party Documents have been discharged in full, (ii) upon the written consent of the Secured Parties, (iii) with respect to any Secured Party, upon confirmation of any release by such Secured Party if evidenced by a document in writing signed by such Secured Party or (iv) upon any release or disposition of any or all of the Shared Collateral (to the extent of such released or disposed of Shared Collateral) that is not prohibited by the Secured Party Documents, in which event the Common Security Trustee is fully protected in relying upon a certificate of an officer of the Company, to such effect.

Each Secured Party expressly authorizes and instructs the Common Security Trustee to execute any and all documents (including releases) with respect to the Shared Collateral and the rights of each of the Secured Parties with respect thereto as contemplated by and in accordance with the provisions of this Intercreditor Agreement and the Security Documents.

6.	Resignation And Replacement Of Common Security Trustee

6.1.	Resignation

The Common Security Trustee may resign at any time by giving 30 calendar days’ prior written notice of resignation to each Secured Party.

6.2.	Removal

(a) The Common Security Trustee may be removed by the giving of 30 days’ prior written notice of removal to the Common Security Trustee from any Secured Party.

(b) If the Common Security Trustee has resigned or has been removed by or on behalf of the Secured Parties, the Secured Parties shall appoint a successor Common Security Trustee and give notice of such successor Common Security Trustee to the retiring Common Security Trustee within 30 calendar days of receiving the notice of removal of the Common Security Trustee or of receiving the foregoing notice of resignation from the existing Common Security Trustee.

(c) If a successor Common Security Trustee has not been appointed, or has not accepted such appointment, by the end of such 30 day period, any one of the Secured Parties or the Common Security Trustee may appoint a successor Common Security Trustee or apply to a court of competent jurisdiction for the appointment of a successor Common Security Trustee or for other appropriate relief.

6.3.	Effectiveness

A resignation or removal of the Common Security Trustee and appointment of a successor Common Security Trustee will become effective only upon:

(a) the successor Common Security Trustee’s acceptance of appointment as provided in this Section 6 or by appointment of a court of competent jurisdiction of a successor Common Security Trustee, in accordance with Section 6.2(c) hereof; and

(b) the execution of all documents that are necessary to substitute the successor Common Security Trustee hereunder pursuant to Section 6.4 hereof and under each of the Security Documents.

6.4.	Transfer of rights and interests

Upon delivery by the successor Common Security Trustee of a written acceptance of its appointment to the retiring Common Security Trustee and each Secured Party, and upon the execution of all documents that are necessary to substitute the successor Common Security Trustee hereunder and if applicable, under each of the Security Documents:

(a) the retiring Common Security Trustee will transfer and assign all property and documents held by it as Common Security Trustee to the successor Common Security Trustee, subject to the Shared Security Interests;

(b) the resignation or removal of the retiring Common Security Trustee will become effective; and

(c) the successor Common Security Trustee will have all the rights, powers and duties of the retired Common Security Trustee under this Intercreditor Agreement and the Security Documents and the retiring Common Security Trustee shall have no further duties, responsibilities or obligations hereunder.

6.5.	Failure to appoint successor Common Security Trustee

Without prejudice to the Common Security Trustee’s rights under Section 9 hereof, in the event that:

(a) the Common Security Trustee has given notice of its resignation pursuant to Section 6.1 hereof, or any Secured Party has given notice to the Common Security Trustee of its removal pursuant to Section 6.2 hereof; and

(b) a successor Common Security Trustee has not been appointed or has not accepted its appointment, or the requirements of Sections 6.3 and 6.4 hereof relating to the transfer of the rights and interests of the Common Security Trustee to the successor Common Security Trustee have not been satisfied, in each case within 30 calendar days of the date of delivery of such notice, the Common Security Trustee may, at its option, refuse to comply with any claims or demands, including without limitation, any Enforcement Instruction, and refuse to take any other action hereunder; provided, however, that the Common Security Trustee shall forthwith inform each Secured Party in writing of its decision, and in any such event, the Common Security Trustee shall not be liable in any way or to any Person for its failure or refusal to act if the circumstances set out in this Section 6.5 occur, and the Common Security Trustee shall be entitled to continue to so refuse to act and refrain from acting until the matters referred to in paragraph (b) above have been satisfied.

7.	Future Subsidiary Guarantor Pledgors

Not later than five Business Days after the date of delivery to any Secured Party or the Common Security Trustee (to be held as common security trustee on behalf of the Secured Parties) of any Security Interest created over the shares in any Future Subsidiary Guarantor pursuant to any Secured Party Document signed by the relevant party, the Company shall give notice to each of the Secured Parties and the Common Security Trustee of each Future Subsidiary Guarantor Pledgor for the purpose of this Intercreditor Agreement. The Company shall promptly procure that such Future Subsidiary Guarantor Pledgor shall execute an addendum to this Intercreditor Agreement substantially in the form set forth in Exhibit A hereto. Upon the effectiveness of such addendum, such Future Subsidiary Guarantor Pledgor shall become a party hereto as a Subsidiary Guarantor Pledgor and Schedule 2 hereto shall be deemed to be amended to incorporate the particulars of the Future Subsidiary Guarantor Pledgor set forth in Annex A to such addendum. The Company shall promptly deliver to the Common Security Trustee an updated Schedule I hereto reflecting such particulars.

8.	Accession Of Holders Of Permitted Pari Passu Secured Indebtedness and Exchange Bond Indebtedness

Without prejudice to any provision of the Secured Party Documents, the Company may not incur Permitted Pari Passu Secured Indebtedness or Exchange Bond Indebtedness unless a Secured Party on behalf of itself, or as the case may be, the holder(s) of such Permitted Pari Passu Secured Indebtedness or Exchange Bond Indebtedness agrees to become a party hereto pursuant to a supplement hereto in the form of Exhibit B and the Common Security Trustee is satisfied with its internal compliance procedures (including but not limited to Know Your Client checks) in respect of such additional party acceding to this Intercreditor Agreement. Upon (a) the due execution and delivery of such supplement by each such holder (or its representative, trustee or agent) and (b) the satisfaction of any and all conditions under the Secured Party Documents to the incurrence of such Permitted Pari Passu Secured Indebtedness or Exchange Bond Indebtedness by the Company or any Subsidiary Guarantor Pledgor, such holder (or its representative, trustee or agent) shall become a Secured Party bound by the provisions hereof and Schedule 3 hereto shall be deemed to be amended to incorporate the particulars of such holder (or its representative, trustee or agent) set forth in Annex A to such supplement. Without prejudice to any other provisions of this Intercreditor Agreement, this Section 8 shall not oblige any successor, assignee or transferee under any Secured Party Document to execute a supplement hereto. The Company shall promptly deliver to the Common Security Trustee an updated Schedule 3 hereto reflecting such particulars.

9.	Dispute

9.1. In the event of any disagreement between any Secured Parties, or if the Common Security Trustee believes at its sole discretion that any conflict has arisen:

(a) between such Secured Parties’ interests in connection with any instructions given by any Secured Party; or

(b) in the event that each of the Secured Parties issues any instructions with respect to the same or a similar subject, between those instructions,

the Common Security Trustee may, at its option, refuse to comply with any claims or demands, and refuse to take any other action hereunder, so long as such disagreement or conflict continues; provided, however, that the Common Security Trustee shall forthwith inform such Secured Parties in writing of its decision, and in any such event, the Common Security Trustee shall not be liable in any way or to any Person for its failure or refusal to act if the circumstances set out in this Section 9.1 occur, and the Common Security Trustee shall be entitled to continue to so refuse to act and refrain from acting until (i) the rights of all parties having or claiming an interest in the Shared Security Interests shall have been fully and finally adjudicated by a court of competent jurisdiction or the disagreement or, as the case may be, the conflict shall have been resolved by agreement between the Secured Parties (and the Secured Parties shall consult with one another in good faith for at least 30 days or such lesser time it takes to resolve the disagreement or conflict with a view to resolving the disagreement or, as the case may be, the conflict), and (ii) the Common Security Trustee shall, in the case of adjudication by a court of competent jurisdiction, have received an order, judgment or decree by such court of competent jurisdiction, which order, judgment or decree is not subject to appeal, and in the case of resolution of differences by agreement, have received a notice in writing signed by an authorized Person of each of the Secured Parties setting forth in detail the agreement. The Common Security Trustee shall have the option, after 30 calendar days’ notice to the other parties of its intention to do so, to file an action in interpleader requiring the parties hereto to answer and litigate any claims and rights among themselves. The costs and expenses (including reasonable attorneys fees and expenses) reasonably incurred by the Common Security Trustee in connection with such proceeding shall be paid by, and be the obligation of, the Company. The rights of the Common Security Trustee under this Section 9 are cumulative of all other rights which it may have by law or otherwise.

9.2. The Common Security Trustee may consult with legal counsel of its selection in the event of any dispute or question as to the meaning or construction of any of the provisions hereof or its duties hereunder, and shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel. The Company agrees to reimburse the Common Security Trustee for all reasonable legal fees, disbursements and expenses of the Common Security Trustee in so consulting with legal counsel.

9.3. The parties hereto agree that any instructions given by any Secured Party to the Common Security Trustee hereunder or any document executed in connection therewith shall in all circumstances be subject to this Section 9.

10.	Representations And Warranties

Each Secured Party, the Company, each of the Subsidiary Guarantor Pledgors and the Common Security Trustee, each individually hereby represent and warrant that (i) this Intercreditor Agreement has been duly authorized, executed and delivered on its behalf by a Person thereunto duly and validly authorized and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof and (ii) the execution and delivery of, and the performance of its obligations under, this Intercreditor Agreement do not violate any law or regulation applicable to it.

11.	Successor Agent By Consolidation, Merger, Conversion Or Transfer

If the Common Security Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act will be the successor Common Security Trustee with the same effect as if the successor Common Security Trustee had been named the Common Security Trustee, provided that the Common Security Trustee shall notify all parties by not later than 14 days after such consolidation, merger, conversion and transfer takes effect.

12.	Change Of Indenture Trustee Or Other Secured Parties

12.1. The Indenture Trustee may assign and transfer all of its rights and obligations hereunder to a replacement Indenture Trustee, or may resign or be removed, each in accordance with each of the Indentures; provided that the Indenture Trustee shall give prompt notice to the other parties to this Intercreditor Agreement of such assignment, transfer, resignation or removal. Upon such assignment, transfer, resignation or removal taking effect in accordance with the terms of each of the Indentures the replacement Indenture Trustee shall be, and be deemed to be, acting as trustee for each of the respective Noteholders (as well as for itself) for the purposes of this Intercreditor Agreement in place of the old Indenture Trustee.

12.2. The MEB Trustee may assign and transfer all of its rights and obligations hereunder to a replacement MEB Trustee, or may resign or be removed, each in accordance with the Trust Deed; provided that the MEB Trustee shall give prompt notice to the other parties to this Intercreditor Agreement of such assignment, transfer, resignation or removal. Upon such assignment, transfer, resignation or removal taking effect in accordance with the terms of the Trust Deed, the replacement MEB Trustee shall be, and be deemed to be, acting as trustee for each of the Bondholders (as well as for itself) for the purposes of this Intercreditor Agreement in place of the old MEB Trustee.

12.3. Each of the other Secured Parties may assign and transfer all of its respective rights and obligations hereunder to a replacement Secured Party, or may resign or be removed, each in accordance with the relevant Permitted Pari Passu Secured Indebtedness Document or Exchange Bond Document; provided that such Secured Party shall give prompt notice to the other parties to this Intercreditor Agreement of such assignment, transfer, resignation or removal. Upon such assignment, transfer, resignation or removal taking effect in accordance with the terms of the relevant Permitted Pari Passu Secured Indebtedness Document or Exchange Bond Document, the replacement Secured Party shall be, and be deemed to be, acting as the Secured Party for the purposes of this Intercreditor Agreement in place of the old Secured Party.

13.	Indemnification

Each of the Company and the Subsidiary Guarantor Pledgors hereby unconditionally and irrevocably covenants and undertakes to be jointly and severally responsible for and will indemnify the Common Security Trustee or any predecessor Common Security Trustee and their respective agents, employees, officers and directors for, and hold each of them harmless against, any damage, losses, claims, liabilities, or reasonably incurred costs by it without gross negligence, willful misconduct, bad faith or fraud on its part arising out of or in connection with the acceptance or administration of this Intercreditor Agreement and the Security Documents and its duties under this Intercreditor Agreement and the Security Documents, including but not limited to (i) the reasonable costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties under this Intercreditor Agreement and the Security Documents and (ii) the reasonable compensation, expenses and disbursements of the Common Security Trustee’s agents and counsel and other Persons not regularly within the Common Security Trustee’s employ.

14.	Limitation On Liability

14.1. The Common Security Trustee shall not be liable to any party for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. The Common Security Trustee is authorized to act, and shall not be liable for acting, in reliance upon any judgment, order, instruction, notice, certification, demand, consent, authorization, receipt, power of attorney or other writing delivered to it by any other party without being required to determine the authenticity or validity thereof, the correctness of any fact stated therein, the propriety or validity of the service thereof, or the jurisdiction of the court issuing any judgment or order. The Common Security Trustee may act in reliance upon any signature believed by it to be genuine and may assume that such Person has been properly authorized to do so.

14.2. Except as expressly set forth herein, no Secured Party will have any duty, express or implied, fiduciary or otherwise, to any other Secured Party.

14.3. To the maximum extent permitted by law, each Secured Party waives any claim it may have against any other Secured Party with respect to or arising out of any action or failure to act or any error of judgment or negligence on the part of any other Secured Party or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies in respect of the obligations secured by the Shared Collateral or under the Security Documents or any transaction relating to the Shared Collateral. Neither any Secured Party nor any of their respective directors, officers, employees or agents will be liable to another Secured Party for failure to demand, collect or realize upon any of the Shared Collateral or for any delay in doing so, except to the extent arising out of the gross negligence, willful misconduct, bad faith or fraud of such Secured Party or any of their respective directors, officers, employees or agents.

14.4. Notwithstanding any other term or provision to the contrary, the Common Security Trustee shall not be responsible or liable, directly or indirectly, for any special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of business, goodwill, opportunity or profit), whether arising directly or indirectly, whether or not foreseeable, irrespective of whether the Common Security Trustee is actually aware of or has been advised of the likelihood of such loss or damage and regardless of the form of action. The provisions of this Section 14.4 shall survive the termination of this Intercreditor Agreement and the resignation or removal of the Common Security Trustee.

14.5. Notwithstanding anything to the contrary in this Intercreditor Agreement, the Common Security Trustee shall not be liable for any failure or delay in the performance of its obligations under this Intercreditor Agreement or any other transaction document because of circumstances beyond the Common Security Trustee’s control, including, without limitation, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, rebellion, embargo, civil commotion, labor disputes, lockout, other industrial action, general failure of electricity or other supply, aircraft collision, technical failure, existing or future laws, ordinances, regulations or acts of governmental authorities, or the like which restrict or prohibit the performance of the obligations contemplated by this Intercreditor Agreement or any other transaction document (as the case may be), and other causes beyond the Common Security Trustee’s control whether or not of the same class or kind as specifically named above.

14.6. The Common Security Trustee will not be liable for interest on any money received by it except as it may agree with the Company. Money held in trust by the Common Security Trustee need not be segregated from other funds except to the extent required by law or as set forth in any Secured Party Document with respect to the relevant Secured Party.

15.	Notices; Electronic Communication

15.1. Any communication to be made under or in connection with this Intercreditor Agreement shall be made in English, in writing and, unless otherwise stated, may be made by fax, electronic transmission or letter. The address, email address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each party for any communication or document to be made or delivered under or in connection with this Intercreditor Agreement is (i) for the Company and each of the Subsidiary Guarantor Pledgors: c/o Kaisa Group Holdings Ltd., Suite 2001, 2015-2016, Two Int’l Finance Centre, 8 Finance Street, Central, Hong Kong, Facsimile: (852) 3900 0990, Attention: Ms Gigi Lee; and (ii) for each other party as identified with its name below (or any substitute address, email address or fax number or department or officer as the party may notify to the other parties by not less than five Business Days’ notice).

15.2. Any electronic communication made between the parties hereto will be effective only when actually received in readable form and in the case of any electronic communication made by the Company or a Subsidiary Guarantor Pledgor to the Common Security Trustee only if it is addressed in such a manner as the Common Security Trustee shall specify for this purpose.

16.	Miscellaneous

16.1. The Common Security Trustee may use professional advisers in connection with this Intercreditor Agreement.

16.2. The Common Security Trustee shall only be obligated to perform duties set out in this Intercreditor Agreement and the Security Documents.

16.3. The Common Security Trustee may acquire an interest in the Notes or be involved in any other transaction with the Company.

16.4. The Company will pay the Common Security Trustee properly incurred compensation as agreed upon in writing for its services. The Company will reimburse the Common Security Trustee upon request for all properly incurred out-of-pocket expenses, disbursements and advances (including costs of collection) incurred or made by the Common Security Trustee for its services hereunder, including the compensation and properly incurred expenses of the Common Security Trustee’s agents and counsel. If an Event of Default shall have occurred or if the Common Security Trustee finds it expedient or necessary or is requested by the Company to undertake duties which are of an exceptional nature or otherwise outside the scope of the Common Security Trustee’s normal duties under this Intercreditor Agreement, the Company will pay such additional remuneration as they may agree or, failing such agreement, as determined by an independent international merchant or investment bank (acting as an expert) selected by the Common Security Trustee and approved by the Company. The expenses involved in such nomination and such merchant or investment bank’s fee will be paid by the Company. The determination of such merchant or investment bank will be conclusive and binding on the Company and the Common Security Trustee.

16.5. In case any term or provision of this Intercreditor Agreement conflicts with the terms or provisions of any Security Documents, the terms and provisions of this Intercreditor Agreement shall govern.

16.6. The Common Security Trustee is not required to monitor any financial performance of the Company or any Subsidiary Guarantor Pledgor, or the Company’s or any Subsidiary Guarantor Pledgor’s performance of, or failure to perform, the obligations, duties and covenants set forth in the Secured Party Documents or the Security Documents, and shall bear no responsibility for, or liability in connection with, the Company’s or the relevant Subsidiary Guarantor Pledgor’s failure to perfect a security interest in the Shared Collateral.

16.7. The Common Security Trustee’s immunities and protections from liability and its rights to compensation and indemnification in connection with the performance of its duties under this Intercreditor Agreement shall extend to the Common Security Trustee’s officers, directors, agents, custodians, employees and any other Person employed to act hereunder. Such immunities and protections and right to indemnification, together with the Common Security Trustee’s right to compensation, shall survive the termination of this Intercreditor Agreement, the Common Security Trustee’s resignation or removal and final payment of the Notes, the Bonds and any Pari Passu Secured Indebtedness.

16.8. The Common Security Trustee is not obliged to do or omit to do anything which in its reasonable opinion, would or may be illegal or would constitute a breach of any fiduciary duty or duty of confidentiality, or any law, rule, regulation, or any decree, order or judgment of any court, or practice, request, direction, notice, announcement or similar action (whether or not having the force of law) of any relevant government, government agency, regulatory authority, stock exchange or self-regulatory organization to which the Common Security Trustee is subject.

17.	Corporate Actions

The Common Security Trustee does not, and shall not be deemed to, assume any responsibility to monitor any corporate actions affecting the Shared Security Interests. The Common Security Trustee shall have no responsibility and shall not be liable for ascertaining or acting upon any calls, conversions, exchange offers, tenders, interest rate changes, or similar matters relating to the Shared Security Interests unless the Common Security Trustee shall have received actual and timely notice of the same. The Common Security Trustee does not, and shall not be deemed to, assume any responsibility or incur any liability for any act or omission to act with respect to any discretionary corporate action affecting the Shared Security Interests. In the event the Common Security Trustee receives notice of any discretionary corporate action in respect of the Shared Security Interests, the Common Security Trustee shall promptly notify each Secured Party and request written instructions from the Secured Parties in respect of discretionary corporate actions and shall use commercially reasonable efforts to act upon such instructions. In the absence of such instructions, the Common Security Trustee shall not be obligated to take any action in respect of the discretionary corporate action affecting the Shared Security Interests.

18.	Termination

This Intercreditor Agreement shall terminate upon the earlier to occur of (i) the distribution of all assets subject to the Shared Security Interests, and (ii) the Common Security Trustee’s receipt of (A) a joint written instruction signed by each Secured Party advising the Common Security Trustee that this Intercreditor Agreement has terminated and instructing the Common Security Trustee either to discharge the Shared Security Interests or to distribute the Shared Collateral to the MEB Trustee, the Indenture Trustee and another Secured Party, if any, as provided for therein, or (B) a written confirmation from each Secured Party confirming that no amounts remain outstanding under the relevant Secured Party Document.

19.	Amendment

Any amendment of this Intercreditor Agreement (other than the accession of any Future Subsidiary Guarantor Pledgor pursuant to Section 7 hereof or any Secured Party on behalf of holder(s) of Permitted Pari Passu Secured Indebtedness or Exchange Bond Indebtedness pursuant to Section 8 hereof) shall be binding only if evidenced by a document in writing signed by each of the parties hereto. Notwithstanding the foregoing, any amendment of this Intercreditor Agreement to remove any Secured Party upon the satisfaction and discharge, defeasance or other satisfaction in full of all obligations of the Company or any Subsidiary Guarantor Pledgor secured by the Shared Collateral under the Secured Party Documents to which such Secured Party is party shall be binding if evidenced by a document in writing signed by such Secured Party and acknowledged by the Common Security Trustee.

20.	Governing Law; Consent To Jurisdiction; Waiver Of Immunities

20.1. This Intercreditor Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

20.2. Each of the parties hereto hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in the Borough of Manhattan, the City of New York in connection with any suit, action or proceeding arising out of or relating to this Intercreditor Agreement or any transactions contemplated hereby. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. To the extent that any party hereto has or hereafter may acquire any sovereign or other immunity from jurisdiction of any court or from any legal process with respect of itself or its property, such a party hereto irrevocably waives such immunity in respect of its obligations hereunder. The parties hereto agree that any judgment in any such suit, action or proceeding, brought in such a court shall be conclusive and binding upon the parties hereto, and, to the extent permitted by applicable law, may be enforced in any court to the jurisdiction of which any of the parties hereto, is subject by a suit upon such judgment or in any manner provided by law, provided that service of process is effected upon the parties hereto, in the manner specified in the following subclause or as otherwise permitted by applicable law.

20.3. During the term of this Intercreditor Agreement, each of the Company, the Subsidiary Guarantor Pledgors and the Secured Parties (other than the Indenture Trustee (for so long as it remains Wilmington Trust, National Association)) will at all times maintain an authorized agent in the City of New York, upon whom process may be served in any legal action or proceeding arising out of or relating to this Intercreditor Agreement (each, a “Process Agent”). Service of process upon such agent and written notice of such service mailed or delivered to the Company, the applicable Subsidiary Guarantor Pledgor or the applicable Secured Party, as the case may be, shall to the fullest extent permitted by applicable law be deemed in every respect effective service of process upon the Company, the applicable Subsidiary Guarantor Pledgor or the applicable Secured Party, as the case may be, in any such legal action or proceeding. Each of the Company, the Subsidiary Guarantor Pledgors and the Secured Parties hereby agree to take any and all action as may be necessary to maintain the designation and appointment of an agent in full force and effect until the termination of this Intercreditor Agreement. The name and address of the Process Agent of each party hereto are set forth opposite its name in Schedule 5 hereto, or in the case of a Future Subsidiary Guarantor Pledgor or a new Secured Party (if applicable), as set forth in the addendum or supplement to this Intercreditor Agreement entered into pursuant to Section 7 or Section 8, as the case may be, of this Intercreditor Agreement (or the name and address of any substitute Process Agent of any such party may be notified by such party to the other parties by not less than five Business Days’ notice).

20.4. The parties hereto (other than the Indenture Trustee) hereby irrevocably waive, to the fullest extent permitted by applicable law, any requirement or other provision of law, rule, regulation or practice which requires or otherwise establishes as a condition to the institution, prosecution or completion of any suit, action or proceeding (including appeals) arising out of or relating to this Intercreditor Agreement.1

21.	Counterparts; Signatures

This Intercreditor Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement. Facsimile, or electronic transmission of, signatures on counterparts of this Intercreditor Agreement shall be deemed original signatures with all rights accruing thereto.

22.	Severability

The invalidity, illegality or unenforceability of any provision of this Intercreditor Agreement shall in no way affect the validity, legality or enforceability of any other provision. If any provision of this Intercreditor Agreement is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

23.	Conflict

23.1. Each of the parties hereto recognizes that the Common Security Trustee (acting individually and not in the capacity as the Common Security Trustee) and its affiliates may engage in transactions and/or business with any person (including with any party to this Intercreditor Agreement and their affiliates or subsidiaries) and such transactions and/or business may be adverse to the parties hereto or in which parties adverse to the parties hereto may have interests. Nothing in this Intercreditor Agreement shall (i) preclude the Common Security Trustee (acting individually and not in the capacity as the Common Security Trustee) and any of its affiliates from engaging in such transactions or business or (ii) obligate the Common Security Trustee or any of its affiliates to (A) disclose such transactions and/or business to the parties hereto, or (B) account for any profit made or payment received in, or as a part of, such transactions and/or business. Nothing herein shall be deemed to (i) give rise to a partnership or joint venture, or (ii) establish a fiduciary or similar relationship, among the parties hereto and the Common Security Trustee, hereby confirms that in its capacity as the Common Security Trustee it is acting under this Intercreditor Agreement as security agent for the Indenture Trustee for the benefit of itself and the Noteholders, the MEB Trustee for the benefit of the Bondholders and any holder (or its representative, trustee or agent) of any Permitted Pari Passu Secured Indebtedness or Exchange Bond Indebtedness who becomes a party to this Intercreditor Agreement pursuant to Section 8 hereof, in respect of the assets subject to the Shared Security Interests and solely in accordance with the terms and conditions set forth in this Intercreditor Agreement.

[1]	K&E to confirm if trustee’s wording is acceptable.

23.2. Citicorp International Limited is acting as Common Security Trustee under this Intercreditor Agreement in respect of the Shared Security Interests over the Shared Collateral. The Common Security Trustee, acting in its capacity as such, shall have such duties with respect to the Shared Collateral pledged, assigned or granted pursuant to the Security Documents and this Intercreditor Agreement as are set forth in this Intercreditor Agreement. Under certain circumstances, the Common Security Trustee may have obligations under the Security Documents or the Intercreditor Agreement that are in conflict with the interests of the Noteholders and the Bondholders. The Common Security Trustee will be under no obligation to exercise any rights or powers conferred under this Intercreditor Agreement or any of the Security Documents for the benefit of the Noteholders or the Bondholders, unless such Noteholders and/or Bondholders (as applicable) have offered to the Common Security Trustee indemnity and/or security satisfactory to the Common Security Trustee against any loss, liability or expense.

23.3. Each of the Company, the Subsidiary Guarantor Pledgors and the Secured Parties hereby irrevocably waives, in favour of the Common Security Trustee, any conflict of interest which may arise by virtue of the Common Security Trustee acting in various capacities under this Agreement and the Security Documents or for other customers of the Common Security Trustee. Each of the Company, the Subsidiary Guarantor Pledgors and the Secured Parties acknowledges that the Common Security Trustee and its affiliates (together, the “Agent Parties”) may have interests in, or may be providing or may in the future provide financial or other services to other parties with interests which the Company, the Subsidiary Guarantor Pledgors and any Secured Party may regard as conflicting with its interests and may possess information (whether or not material to the Company, the Subsidiary Guarantor Pledgors and any Secured Party) other than as a result of the Common Security Trustee acting as common security trustee hereunder, that the Common Security Trustee may not be entitled to share with the Company, the Subsidiary Guarantor Pledgors and any Secured Party. The Common Security Trustee will not disclose confidential information obtained from the Company, the Subsidiary Guarantor Pledgors and any Secured Party (without its consent) to any of the Common Security Trustee’s other customers nor will it use on the Company, the Subsidiary Guarantor Pledgors and any Secured Party’s behalf any confidential information obtained from any other customer. Without prejudice to the foregoing, each of the Company, the Subsidiary Guarantor Pledgors and the Secured Parties agrees that the Agent Parties may deal (whether for its own or its customers’ account) in, or advise on, securities of any party and that such dealing or giving of advice, will not constitute a conflict of interest for the purposes of this Agreement and the Security Documents.

24.	Exclusive Benefit

Except as specifically set forth in this Intercreditor Agreement, this Intercreditor Agreement is for the exclusive benefit of the parties hereto and their respective successors and permitted assigns hereunder, and shall not be deemed to give, either expressly or implicitly, any legal or equitable right, remedy, or claim to any other entity or Person whatsoever.

25.	Successors and Assigns

The provisions of this Intercreditor Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, this Intercreditor Agreement shall terminate upon the discharge of all of the outstanding obligations under the Secured Party Documents (and each Secured Party, upon the discharge of all of the outstanding obligations under the Secured Party Documents in respect of which it is a Secured Party, shall cease to be a party hereto with respect to such Secured Party Documents).

26.	Amendment and Restatement

This Intercreditor Agreement amends and restates in its entirety the Existing Intercreditor Agreement.

27.	Resignation of Existing Secured Parties

In accordance with Section 12 of the Intercreditor Agreement, each of the Existing Secured Parties hereby confirms that it has resigned from this Intercreditor Agreement as of the date of this Intercreditor Agreement and notifies each other Existing Secured Party and the other parties to this Intercreditor Agreement of such resignation.

28.	Indenture Trustee

Each of the parties hereto agree and acknowledge that all protections, indemnities, disclaimers and limitations of liability applicable to the Indenture Trustee as set out in the Indentures shall apply as if set out in full herein. In the event of any inconsistency between the provisions contained herein and the Indentures in relation to such protections, indemnities, disclaimers and limitations of liability, those provisions which are more beneficial to the Indenture Trustee shall prevail.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

WILMINGTON TRUST, NATIONAL ASSOCIATION

not in its individual capacity but only as the Indenture Trustee

By:

Address:	Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890 USA

Fax:	[●]

Attention:	[●]

U.S. BANK NATIONAL ASSOCIATION

as the MEB Trustee

By:

Address:	[●]

Fax:	[●]

Attention:	[●]

CITICORP INTERNATIONAL LIMITED

as the Common Security Trustee

By:

Address:	Citicorp International Limited 39th Floor, Citibank Tower, Citibank Plaza 3 Garden Road, Central Hong Kong

Fax:	(852) 2323 0279

Attention;	Corporate Trust Office

KAISA GROUP HOLDINGS LTD.

as the Company

By:

Address:	Kaisa Group Holdings Ltd. Suite 2001, 2015-16, Two International Finance Centre 8 Finance Street Central, Hong Kong

Fax:	+852 3900 0990

Attention;	Ms Gigi Lee

Signatures of Subsidiary Guarantor Pledgors

Chang Ye Investment Company Limited Name: Title:

Da Hua Investment Company Limited Name: Title:	Dong Chang Investment Company Limited Name: Title:

Dong Sheng Investment Company Limited Name: Title:	Guang Feng Investment Company Limited Name: Title:

Heng Chang Investment Company Limited Name: Title:	Jie Feng Investment Company Limited Name: Title:
Name: Title:	Name: Title:

Jin Chang Investment Company Limited Name: Title:	Rong Hui Investment Company Limited Name: Title:

Name: Title:	Name: Title:

Rui Jing Investment Company Limited Name: Title:	Tai An Da Investment Company Limited Name: Title:
Name: Title:	Name: Title:

Tai Chang Jian Investment Company Limited Name: Title:	Tai Chong Fa Investment Company Limited Name: Title:
Name: Title:	Name: Title:

Tai Chong Li Investment Company Limited Name: Title:	Tai He Sheng Investment Company Limited Name: Title:
Name: Title:	Name: Title:

Tai He Xiang Investment Company Limited Name: Title:	Xie Mao Investment Company Limited Name: Title:
Name: Title:	Name: Title:

Ye Chang Investment Company Limited Name: Title:	Zheng Zhong Tian Investment Company Limited Name: Title:
Name: Title:	Name: Title:

Bakai Investments Limited Name: Title:	Yifa Trading Limited Name: Title:
Name: Title:	Name: Title:

Kaisa Holdings Limited Name: Title:	Central Broad Limited Name: Title:
Name: Title:	Name: Title:

Guo Cheng Investments Limited Name: Title:	Ri Xiang Investments Limited Name: Title:
Name: Title:	Name: Title:

Yin Jia Investments Limited Name: Title:	Jet Smart Global Development Limited Name: Title:
Name: Title:	Name: Title:

Apex Walk Limited Name: Title:	Vast Wave Limited Name: Title:
Name: Title:	Name: Title:

Xian Zhang Limited Name: Title:	Fulbright Financial Group (Enterprise) Limited Name: Title:
Name: Title:	Name: Title:

Fulbright Financial Group (Development) Limited Name: Title:
Name: Title:

Signatures of Existing Secured Parties

CITICORP INTERNATIONAL LIMITED

as the Existing Common Security Trustee

and the Existing CB Trustee under the Existing Intercreditor Agreement

By:

Address:	Citicorp International Limited 39th Floor, Citibank Tower, Citibank Plaza 3 Garden Road, Central Hong Kong

Fax:	(852) 2323 0279

Attention:	Corporate Trust Office

Name and address of Process Agent:

CITICORP INTERNATIONAL LIMITED

as New Secured Party as defined in and pursuant to the First Supplement,

the Fourth Supplement, the Fifth Supplement, the Sixth Supplement,

the Seventh Supplement and the Twelfth Supplement

By:

Address:	Citicorp International Limited 39th Floor, Citibank Tower, Citibank Plaza 3 Garden Road, Central Hong Kong

Fax:	(852) 2323 0279

Attention:	Corporate Trust Office

Name and address of Process Agent:

PA BLOOM OPPORTUNITY V LIMITED

as New Secured Party as defined in and pursuant to the Eleventh Supplement

By:

Address:	c/o 15/F., AIA Central 1 Connaught Road Central Hong Kong

Fax:	+1 284 494 2889 / +852 2918 0881

Attention:	Jon Lewis / Jenny Liu

Name and address of Process Agent:

Law Debenture Corporate Services Inc.

400 Madison Avenue, 4th Floor

New York, NY 10017

THE HONGKONG AND SHANGHAI BANKING

CORPORATION LIMITED

as New Secured Party as defined in and pursuant to the Ninth Supplement

By:

Address:	Level 9, HSBC Main Building 1 Queen’s Road Central Hong Kong

Fax:	(852) 3418 4847

Attention:	Mr. Dick Wong / Mr. William Lee

Name and address of Process Agent:

Law Debenture Corporate Services Inc.

400 Madison Avenue, 4th Floor

New York, NY 10017

PA INTERNATIONAL OPPORTUNITY VI LIMITED

as New Secured Party as defined in and pursuant to the Third Supplement

By:

Address:	Commence Chambers P.O. Box 2208 Road Town, Tortola British Virgin Islands

Fax:	+1 284 494 2889

Attention:	Board of Directors

Name and address of Process Agent:

Law Debenture Corporate Services Inc.

400 Madison Avenue

4th Floor New York

New York, NY 10017

INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED

as New Secured Party as defined in and pursuant to the Tenth Supplement

By:

Address:	13/F., Millennium City 1 388 Kwun Tong Road Kwun Tong, Hong Kong

Fax:	+852 2851 9361

Attention: Mr. Alex Lau / Mr. Edmund Law, Loans Administration Department

Name and address of Process Agent:

Law Debenture Corporate Services Inc.

400 Madison Avenue, 4th Floor

New York, NY 10017

SCHEDULE 1

LIST OF EXISTING SECURED PARTIES

[Subject to K&E review of existing documentation]

The below is a list of Secured Parties under the Original Intercreditor Agreement:

1.	PA INTERNATIONAL OPPORTUNITY VI LIMITED

2.	THE HONGKONG AND SHANGHAI BANKING CORPORATION

3.	INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED

4.	PA BLOOM OPPORTUNITY V LIMITED

5.	CITICORP INTERNATIONAL LIMITED in its capacity as the Existing Common Security Trustee and the Existing CB Trustee under the Existing Intercreditor Agreement

6.	CITICORP INTERNATIONAL LIMITED in its capacity as New Secured Party as defined in and pursuant to the First Supplement, the Fourth Supplement, the Fifth Supplement, the Sixth Supplement, the Seventh Supplement and the Twelfth Supplement

Schedule 1 - 1

SCHEDULE 2

[LIST OF SUBSIDIARY GUARANTOR PLEDGORS]2

Name	Place of Incorporation	Registration Number (or Equivalent, if Any)

Chang Ye Investment Company Limited (昌業投資有限公司)	The British Virgin Islands	CI: 1420452

Da Hua Investment Company Limited (大華投資有限公司)	The British Virgin Islands	CI: 1420455

Dong Chang Investment Company Limited (東昌投資有限公司)	The British Virgin Islands	Cl: 1421325

Dong Sheng Investment Company Limited (東升投資有限公司)	The British Virgin Islands	CI: 1421327

Guang Feng Investment Company Limited (廣豐投資有限公司)	The British Virgin Islands	CI: 1420457

Heng Chang Investment Company Limited (恒昌投資有限公司)	The British Virgin Islands	CI: 1420458

Jie Feng Investment Company Limited (捷豐投資有限公司)	The British Virgin Islands	CI: 1420459

Jin Chang Investment Company Limited (進昌投資有限公司)	The British Virgin Islands	Cl: 1421522

Rong Hui Investment Company Limited (榮輝投資有限公司)	The British Virgin Islands	CI: 1421531

Rui Jing Investment Company Limited (瑞景投資有限公司)	The British Virgin Islands	CI: 1420460

Tai An Da Investment Company Limited (泰安達投資有限公司)	The British Virgin Islands	CI: 1569299

Tai Chang Jian Investment Company Limited (泰昌建投資有限公司)	The British Virgin Islands	CI: 1569298

Tai Chong Fa Investment Company Limited (泰昌發投資有限公司)	The British Virgin Islands	CI: 1569297

Tai Chong Li Investment Company Limited (泰昌利投資有限公司)	The British Virgin Islands	CI: 1569296

Tai He Sheng Investment Company Limited (泰和盛投資有限公司)	The British Virgin Islands	CI: 1569303

Tai He Xiang Investment Company Limited (泰和詳投資有限公司)	The British Virgin Islands	CI: 1420461

Xie Mao Investment Company Limited (協茂投資有限公司)	The British Virgin Islands	CI: 1421375

[2]	Subject to confirmation of releases

Schedule 2 - 1

Name	Place of Incorporation	Registration Number (or Equivalent, if Any)

Ye Chang Investment Company Limited (葉昌投資有限公司)	The British Virgin Islands	CI: 1420462

Zheng Zhong Tian Investment Company Limited (正中天投資有限公司)	The British Virgin Islands	CI: 1420464

Bakai Investments Limited (八凱投資有限公司)	The British Virgin Islands	CI: 1631140

Yifa Trading Limited (益發貿易有限公司)	The British Virgin Islands	CI: 1613100

Kaisa Holdings Limited	Hong Kong	0682197

Central Broad Limited (中博有限公司)	The British Virgin Islands	CI: 1700598

Guo Cheng Investments Limited (國承投資有限公司)	The British Virgin Islands	CI: 1710408

Ri Xiang Investments Limited (日翔投資有限公司)	The British Virgin Islands	CI: 1711611

Yin Jia Investments Limited (銀佳投資有限公司)	The British Virgin Islands	CI: 1708440

Jet Smart Global Development Limited (捷利環球發展有限公司)	The British Virgin Islands	CI: 1627504

Apex Walk Limited (崴行有限公司)	The British Virgin Islands	CI: 1734130

Vast Wave Limited (廣濤有限公司)	The British Virgin Islands	CI: 1717051

Xian Zhang Limited (顯章有限公司)	The British Virgin Islands	CI: 1740575

Fulbright Financial Group (Enterprise) Limited (富昌金融集團(企業)有限公司)	The British Virgin Islands	CI: 1764690

Fulbright Financial Group (Development) Limited (富昌金融集團(發展)有限公司)	The British Virgin Islands	CI: 1764618

Schedule 2 - 2

SCHEDULE 3

LIST OF BVI SHARE CHARGES AND HK SHARE CHARGES

Part A

Existing CB Share Charges

BVI Share Charges

•	The share charge dated December 20, 2010 between Kaisa Group Holdings Ltd. as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Rui Jing Investment Company Limited.

•	The share charge dated December 20, 2010 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Chang Ye Investment Company Limited.

•	The share charge dated December 20, 2010 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Jin Chang Investment Company Limited.

•	The share charge dated May 24, 2011 between Heng Chang Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Da Hua Investment Company Limited.

•	The share charge dated May 24, 2011 between Heng Chang Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Rong Hui Investment Company Limited.

•	The share charges dated December 20, 2010 between Rui Jing Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Jie Feng Investment Company Limited.

•	The share charges dated December 20, 2010 between Rui Jing Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Heng Chang Investment Company Limited.

•	The share charges dated December 20, 2010 between Rui Jing Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Guang Feng Investment Company Limited.

•	The share charges dated December 20, 2010 between Rui Jing Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Ye Chang Investment Company Limited.

•	The share charges dated December 20, 2010 between Ye Chang Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Xie Mao Investment Company Limited.

•	The share charges dated December 20, 2010 between Guang Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Dong Chang Investment Company Limited.

Schedule 3 - 1

•	The share charges dated December 20, 2010 between Guang Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Dong Sheng Investment Company Limited.

•	The share charges dated December 20, 2010 between Heng Chang Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Tai He Xiang Investment Company Limited.

•	The share charges dated December 20, 2010 between Heng Chang Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Zheng Zhong Tian Investment Company Limited.

•	The share charge dated December 20, 2010 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Tai He Sheng Investment Company Limited.

•	The share charge dated December 20, 2010 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Tai An Da Investment Company Limited.

•	The share charge dated December 20, 2010 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Tai Chang Jian Investment Company Limited.

•	The share charge dated December 20, 2010 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Tai Chong Fa Investment Company Limited.

•	The share charge dated December 20, 2010 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Tai Chong Li Investment Company Limited.

•	The share charges each dated May 24, 2011 between Kaisa Holdings Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Bakai Investments Limited.

•	The share charges each dated May 24, 2011 between Tai He Sheng Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Yifa Trading Limited.

•	The share charge dated November 25, 2011 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Advance Guard Investments Limited.

•	The share charges each dated May 18, 2012 between Dong Chang Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Victor Select Limited.

•	The share charges each dated May 18, 2012 between Dong Sheng Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Central Broad Limited.

Schedule 3 - 2

•	The share charge dated August 31, 2012 between Dong Sheng Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Guo Cheng Investments Limited.

•	The share charge dated August 31, 2012 between Dong Sheng Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Ri Xiang Investments Limited.

•	The share charge dated August 31, 2012 between Dong Sheng Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Yin Jia Investments Limited.

HK Share Charges

•	The share charges dated December 20, 2010 between Chang Ye Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Kaisa Holdings Limited.

•	The share charges dated December 20, 2010 between Rong Hui Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Regal Silver Manufacturing Limited.

•	The share charges dated December 20, 2010 between Da Hua Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Cornwell Holdings (Hong Kong) Limited.

•	The share charges dated December 20, 2010 between Tai He Xiang Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Woodland Height Holdings Limited.

•	The share charges dated December 20, 2010 between Zheng Zhong Tian Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Success Take International Limited.

•	The share charge dated December 20, 2010 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of China Manfort Properties Limited (now known as Kaisa Investment Consulting Limited).

•	The share charges dated December 20, 2010 between Jin Chang Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Yi Qing Investment Company Limited.

•	The share charges dated December 20, 2010 between Dong Chang Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Zhan Zheng Consulting Company Limited.

•	The share charges dated December 20, 2010 between Dong Sheng Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Yong Rui Xiang Investment Company Limited.

Schedule 3 - 3

•	The share charges dated December 20, 2010 between Dong Chang Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Goldenform Company Limited.

•	The share charges dated December 20, 2010 between Tai He Sheng Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Kaisa Investment (China) Limited.

•	The share charges dated December 20, 2010 between Tai Chong Fa Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Wan Rui Chang Investment Company Limited.

•	The share charges dated December 20, 2010 between Tai Chong Li Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Wan Tai Chang Investment Company Limited.

•	The share charges dated December 20, 2010 between Tai Chang Jian Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Wan Jin Chang Investment Company Limited.

•	The share charges dated December 20, 2010 between Tai An Da Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Wan Rui Fa Investment Company Limited.

•	The share charges dated December 20, 2010 between Tai Chang Jian Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Multi-Shiner Limited.

•	The share charges each dated May 24, 2011 between Bakai Investments Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Bakai Investments (Hong Kong) Limited.

•	The share charges each dated May 24, 2011 between Yifa Trading Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Topway Asia Group Limited.

•	The share charges each dated May 24, 2011 between Kaisa Holdings Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Kaisa Finance Holdings Limited.

•	The share charge dated March 21, 2012 between Kaisa Holdings Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Hong Kong Kaisa Trading Limited.

•	The share charges each dated May 18, 2012 between Xie Mao Investment Company Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Profit Victor Investments (Hong Kong) Limited.

•	The share charges each dated May 18, 2012 between Central Broad Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Central Broad (Hong Kong) Investment Limited.

Schedule 3 - 4

•	The share charge dated August 31, 2012 between Guo Cheng Investments Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Guo Cheng (Hong Kong) Investment Limited.

•	The share charge dated August 31, 2012 between Ri Xiang Investments Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Ri Xiang (Hong Kong) Investment Limited.

•	The share charge dated August 31, 2012 between Yin Jia Investments Limited as Chargor and Citicorp International Limited as Existing CB Trustee in respect of the shares of Yin Jia (Hong Kong) Investment Limited.

Schedule 3 - 5

Part B

Existing Common Share Charges

BVI Share Charges

•	The share charge dated September 18, 2012 between Kaisa Group Holdings Ltd. as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Rui Jing Investment Company Limited.

•	The share charge dated September 18, 2012 between Ye Chang Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Xie Mao Investment Company Limited.

•	The share charge dated September 18, 2012 between Rui Jing Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Jie Feng Investment Company Limited.

•	The share charge dated September 18, 2012 between Rui Jing Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Heng Chang Investment Company Limited.

•	The share charge dated September 18, 2012 between Rui Jing Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Guang Feng Investment Company Limited.

•	The share charge dated September 18, 2012 between Rui Jing Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Ye Chang Investment Company Limited.

•	The share charge dated September 18, 2012 between Heng Chang Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Tai He Xiang Investment Company Limited.

•	The share charge dated September 18, 2012 between Heng Chang Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Zheng Zhong Tian Investment Company Limited.

•	The share charge dated September 18, 2012 between Guang Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Dong Chang Investment Company Limited.

•	The share charge dated September 18, 2012 between Guang Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Dong Sheng Investment Company Limited.

•	The share charge dated September 18, 2012 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Chang Ye Investment Company Limited.

•	The share charge dated September 18, 2012 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Jin Chang Investment Company Limited.

Schedule 3 - 6

•	The share charge dated September 18, 2012 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Tai He Sheng Investment Company Limited.

•	The share charge dated September 18, 2012 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Tai An Da Investment Company Limited.

•	The share charge dated September 18, 2012 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Tai Chang Jian Investment Company Limited.

•	The share charge dated September 18, 2012 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Tai Chong Fa Investment Company Limited.

•	The share charge dated September 18, 2012 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Tai Chong Li Investment Company Limited.

•	The share charge dated September 18, 2012 between Kaisa Holdings Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Bakai Investments Limited.

•	The share charge dated September 18, 2012 between Tai He Sheng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Yifa Trading Limited.

•	The share charge dated September 18, 2012 between Heng Chang Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Da Hua Investment Company Limited.

•	The share charge dated September 18, 2012 between Heng Chang Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Rong Hui Investment Company Limited.

•	The share charge dated September 18, 2012 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Advance Guard Investments Limited.

•	The share charge dated September 18, 2012 between Dong Chang Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Victor Select Limited.

•	The share charge dated September 18, 2012 between Dong Sheng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Central Broad Limited.

•	The share charge dated September 18, 2012 between Dong Sheng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Guo Cheng Investments Limited.

Schedule 3 - 7

•	The share charge dated September 18, 2012 between Dong Sheng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Ri Xiang Investments Limited.

•	The share charge dated September 18, 2012 between Dong Sheng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Yin Jia Investments Limited.

•	The share charge dated December 31, 2012 between Tai Chong Li Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Jet Smart Global Development Limited.

•	The share charge dated December 31, 2012 between Dong Sheng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Apex Walk Limited.

•	The share charge dated December 31, 2012 between Dong Sheng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Vast Wave Limited.

•	The share charge dated December 31, 2012 between Dong Sheng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Xian Zhang Limited.

•	The share charge dated April 22, 2013 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Fulbright Financial Group (Enterprise) Limited.

•	The share charge dated April 22, 2013 between Fulbright Financial Group (Enterprise) Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Fulbright Financial Group (Development) Limited.

HK Share Charges

•	The share charge dated March 15, 2011 between Chang Ye Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Kaisa Holdings Limited.

•	The share charge dated September 18, 2012 between Rong Hui Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Regal Silver Manufacturing Limited.

•	The share charge dated September 18, 2012 between Da Hua Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Cornwell Holdings (Hong Kong) Limited.

•	The share charge dated September 18, 2012 between Tai He Xiang Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Woodland Height Holdings Limited.

Schedule 3 - 8

•	The share charge dated September 18, 2012 between Zheng Zhong Tian Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Success Take International Limited.

•	The share charge dated September 18, 2012 between Jie Feng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of China Manfort Properties Limited (now known as Kaisa Investment Consulting Limited).

•	The share charge dated September 18, 2012 between Jin Chang Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Yi Qing Investment Company Limited.

•	The share charge dated September 18, 2012 between Dong Chang Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Zhan Zheng Consulting Company Limited.

•	The share charge dated September 18, 2012 between Dong Sheng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Yong Rui Xiang Investment Company Limited.

•	The share charge dated September 18, 2012 between Dong Chang Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Goldenform Company Limited.

•	The share charge dated September 18, 2012 between Tai He Sheng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Kaisa Investment (China) Limited.

•	The share charge dated September 18, 2012 between Tai Chang Jian Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Wan Rui Chang Investment Company Limited.

•	The share charge dated September 18, 2012 between Tai Chong Fa Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Wan Tai Chang Investment Company Limited.

•	The share charge dated September 18, 2012 between Tai Chong Li Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Wan Jin Chang Investment Company Limited.

•	The share charge dated September 18, 2012 between Tai An Da Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Wan Rui Fa Investment Company Limited.

•	The share charge dated September 18, 2012 between Tai Chang Jian Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Multi-Shiner Limited.

Schedule 3 - 9

•	The share charge dated September 18, 2012 between Bakai Investments Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Bakai Investments (Hong Kong) Limited.

•	The share charge dated September 18, 2012 between Yifa Trading Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Topway Asia Group Limited.

•	The share charge dated September 18, 2012 between Kaisa Holdings Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Kaisa Finance Holdings Limited.

•	The share charge dated September 18, 2012 between Kaisa Holdings Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Hong Kong Kaisa Trading Limited.

•	The share charge dated September 18, 2012 between Xie Mao Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Profit Victor Investments (Hong Kong) Limited.

•	The share charge dated September 18, 2012 between Central Broad Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Central Broad (Hong Kong) Investment Limited.

•	The share charge dated September 18, 2012 between Guo Cheng Investments Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Guo Cheng (Hong Kong) Investment Limited.

•	The share charge dated September 18, 2012 between Ri Xiang Investments Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Ri Xiang (Hong Kong) Investment Limited.

•	The share charge dated September 18, 2012 between Yin Jia Investments Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Yin Jia (Hong Kong) Investment Limited.

•	The share charge dated December 31, 2012 between Jet Smart Global Development Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Rich Tech Hong Kong Investment Limited.

•	The share charge dated December 31, 2012 between Apex Walk Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Apex Walk (Hong Kong) Limited.

•	The share charge dated December 31, 2012 between Vast Wave Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Vast Wave (Hong Kong) Limited.

•	The share charge dated December 31, 2012 between Xian Zhang Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Xian Zhang (Hong Kong) Limited.

Schedule 3 - 10

•	The share charge dated April 22, 2013 between Dong Sheng Investment Company Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Leisure Land Hotel Management (China) Limited.

•	The share charge dated April 22, 2013 between Fulbright Financial Group (Development) Limited as Chargor and Citicorp International Limited as Existing Common Security Trustee in respect of the shares of Fulbright Financial Group (Hong Kong) Limited.

Schedule 3 - 11

Part C

New Security Documents

BVI Share Charges

The share charge dated [●] between the following entities listed in column A below as Chargor and Citicorp International Limited as Common Security Trustee in respect of the shares of the Charged Companies listed in column B below.

No	Column A: Chargor	Place of Incorporation	Column B: Charged Company	Place of Incorporation

1.	Kaisa Group Holdings Ltd.	The Cayman Islands	Rui Jing Investment Company Limited	The British Virgin Islands

2.	Jie Feng Investment Company Limited	The British Virgin Islands	Chang Ye Investment Company Limited	The British Virgin Islands

3.			Jin Chang Investment Company Limited	The British Virgin Islands

4.			Tai He Sheng Investment Company Limited	The British Virgin Islands

5.			Tai An Da Investment Company Limited	The British Virgin Islands

6.			Tai Chang Jian Investment Company Limited	The British Virgin Islands

7.			Tai Chong Fa Investment Company Limited	The British Virgin Islands

8.			Tai Chong Li Investment Company Limited	The British Virgin Islands

9.			Advance Guard Investments Limited	The British Virgin Islands

Schedule 3 - 12

No	Column A: Chargor	Place of Incorporation	Column B: Charged Company	Place of Incorporation

10.			Fulbright Financial Group (Enterprise) Limited	The British Virgin Islands

11.	Rui Jing Investment Company Limited	The British Virgin Islands	Jie Feng Investment Company Limited	The British Virgin Islands

12.			Heng Chang Investment Company Limited	The British Virgin Islands

13.			Guang Feng Investment Company Limited	The British Virgin Islands

14.			Ye Chang Investment Company Limited	The British Virgin Islands

15.	Ye Chang Investment Company Limited	The British Virgin Islands	Xie Mao Investment Company Limited	The British Virgin Islands

16.	Guang Feng Investment Company Limited	The British Virgin Islands	Dong Chang Investment Company Limited	The British Virgin Islands

17.			Dong Sheng Investment Company Limited	The British Virgin Islands

18.	Heng Chang Investment Company Limited	The British Virgin Islands	Tai He Xiang Investment Company Limited	The British Virgin Islands

19.			Da Hua Investment Company Limited	The British Virgin Islands

20.			Rong Hui Investment Company Limited	The British Virgin Islands

21.			Zheng Zhong Tian Investment Company Limited	The British Virgin Islands

Schedule 3 - 13

No	Column A: Chargor	Place of Incorporation	Column B: Charged Company	Place of Incorporation

22.	Kaisa Holdings Limited	Hong Kong	Bakai Investments Limited	The British Virgin Islands

23.	Tai He Sheng Investment Company Limited	The British Virgin Islands	Yifa Trading Limited	The British Virgin Islands

24.	Dong Chang Investment Company Limited	The British Virgin Islands	Victor Select Limited	The British Virgin Islands

25.	Dong Sheng Investment Company Limited	The British Virgin Islands	Central Broad Limited	The British Virgin Islands

26.			Guo Cheng Investments Limited	The British Virgin Islands

27.			Ri Xiang Investments Limited	The British Virgin Islands

28.			Yin Jia Investments Limited	The British Virgin Islands

29.			Apex Walk Limited	The British Virgin Islands

30.			Vast Wave Limited	The British Virgin Islands

31.			Xian Zhang Limited	The British Virgin Islands

32.	Tai Chong Li Investment Company Limited	The British Virgin Islands	Jet Smart Global Development Limited	The British Virgin Islands

33.	Fulbright Financial Group (Enterprise) Limited	The British Virgin Islands	Fulbright Financial Group (Development) Limited	The British Virgin Islands

Schedule 3 - 14

HK Share Charges

The share charge dated [●] between the following entities listed in column A below as Chargor and Citicorp International Limited as Common Security Trustee in respect of the shares of the Charged Companies listed in column B below.

No	Column A: Chargor		Column B: Charged Company

1.	Chang Ye Investment Company Limited	The British Virgin Islands	Kaisa Holdings Limited	Hong Kong

2.	Rong Hui Investment Company Limited	The British Virgin Islands	Regal Silver Manufacturing Limited	Hong Kong

3.	Da Hua Investment Company Limited	The British Virgin Islands	Cornwell Holdings (Hong Kong) Limited	Hong Kong

4.	Tai He Xiang Investment Company Limited	The British Virgin Islands	Woodland Height Holdings Limited	Hong Kong

5.	Zheng Zhong Tian Investment Company Limited	The British Virgin Islands	Success Take International Limited	Hong Kong

6.	Dong Sheng Investment Company Limited	The British Virgin Islands	Leisure Land Hotel Management (China) Limited	Hong Kong

7.			Yong Rui Xiang Investment Company Limited	Hong Kong

8.	Jie Feng Investment Company Limited	The British Virgin Islands	Kaisa Investment Consulting Limited (formerly known as China Manfort Properties Limited)	Hong Kong

9.	Jin Chang Investment Company Limited	The British Virgin Islands	Yi Qing Investment Company Limited	Hong Kong

10.	Dong Chang Investment Company Limited	The British Virgin Islands	Zhan Zheng Consulting Company Limited	Hong Kong

Schedule 3 - 15

No	Column A: Chargor		Column B: Charged Company

11.			Goldenform Company Limited	Hong Kong

12.	Xie Mao Investment Company Limited	The British Virgin Islands	Profit Victor Investments (Hong Kong) Limited	Hong Kong

13.	Tai He Sheng Investment Company Limited	The British Virgin Islands	Kaisa Investment (China) Limited	Hong Kong

14.	Tai Chong Fa Investment Company Limited	The British Virgin Islands	Wan Tai Chang Investment Company Limited	Hong Kong

15.	Tai Chong Li Investment Company Limited	The British Virgin Islands	Wan Jin Chang Investment Company Limited	Hong Kong

16.	Tai Chang Jian Investment Company Limited	The British Virgin Islands	Wan Rui Chang Investment Company Limited	Hong Kong

17.			Multi-Shiner Limited	Hong Kong

18.	Tai An Da Investment Company Limited	The British Virgin Islands	Wan Rui Fa Investment Company Limited	Hong Kong

19.	Bakai Investments Limited	The British Virgin Islands	Bakai Investments (Hong Kong) Limited	Hong Kong

20.	Yifa Trading Limited	The British Virgin Islands	Topway Asia Group Limited	Hong Kong

21.	Kaisa Holdings Limited	Hong Kong	Kaisa Finance Holdings Limited	Hong Kong

22.			Hong Kong Kaisa Trading Limited	Hong Kong

Schedule 3 - 16

No	Column A: Chargor		Column B: Charged Company

23.	Central Broad Limited	The British Virgin Islands	Central Broad (Hong Kong) Investment Limited	Hong Kong

24.	Guo Cheng Investments Limited	The British Virgin Islands	Guo Cheng (Hong Kong) Investment Limited	Hong Kong

25.	Ri Xiang Investments Limited	The British Virgin Islands	Ri Xiang (Hong Kong) Investment Limited	Hong Kong

26.	Yin Jia Investments Limited	The British Virgin Islands	Yin Jia (Hong Kong) Investment Limited	Hong Kong

27.	Jet Smart Global Development Limited	The British Virgin Islands	Rich Tech Hong Kong Investment Limited	Hong Kong

28.	Apex Walk Limited	The British Virgin Islands	Apex Walk (Hong Kong) Limited	Hong Kong

29.	Vast Wave Limited	The British Virgin Islands	Vast Wave (Hong Kong) Limited	Hong Kong

30.	Xian Zhang Limited	The British Virgin Islands	Xian Zhang (Hong Kong) Limited	Hong Kong

31.	Fulbright Financial Group (Development) Limited	The British Virgin Islands	Fulbright Financial Group (Hong Kong) Limited	Hong Kong

Schedule 3 - 17

SCHEDULE 4

HOLDERS OF PERMITTED PARI PASSU SECURED INDEBTEDNESS AND

EXCHANGE BOND INDEBTEDNESS

Holder	Description of Permitted Pari Passu Secured Indebtedness/Exchange Bond Indebtedness

Schedule 4 - 1

SCHEDULE 5

PROCESS AGENTS

Party to Intercreditor Agreement	Process Agent	Address of Process Agent

[Company	Law Debenture Corporate Services Inc[3]	400 Madison Avenue, 4th Floor, New York, New York 10017]

[Subsidiary Guarantor Pledgors	Law Debenture Corporate Services Inc[4]	400 Madison Avenue, 4th Floor, New York, New York 10017]

U.S. Bank National Association as MEB Trustee	[●][5]	[●]

[Citicorp International Limited as Common Security Trustee	CT Corporation System	111 Eighth Avenue, New York, New York 10011]

[3]	to confirm existing process agents to continue.
[4]	to confirm existing process agents to continue.
[5]	U.S. Bank to confirm if NY process agent necessary.

Schedule 5 - 1

EXHIBIT A—FORM OF ADDENDUM TO INTERCREDITOR AGREEMENT

FORM OF ADDENDUM TO INTERCREDITOR AGREEMENT

ADDENDUM TO INTERCREDITOR AGREEMENT dated as of                     , 20_, made by                      a [corporation] (the “New Subsidiary Guarantor Pledgor”) pursuant to Section 7 of the Intercreditor Agreement dated as of [●], 2016 (as may be amended, restated or supplemented from time to time, the “Intercreditor Agreement”), among Kaisa Group Holdings Ltd. (the “Company”), the Subsidiary Guarantor Pledgors party thereto, Wilmington Trust, National Association, as the Indenture Trustee, [●], as the MEB Trustee, and Citicorp International Limited, as the Common Security Trustee. The New Subsidiary Guarantor Pledgor is a company duly incorporated under the laws of [jurisdiction] with registered number                     . Unless otherwise defined herein, capitalized terms used and not defined herein shall have the meanings given to them in the Intercreditor Agreement.

The New Subsidiary Guarantor Pledgor has executed a [insert name of new security document] in favor of the Common Security Trustee for the benefit of the Secured Parties (the “New Security Document”) and as such, upon the effectiveness of this Addendum, the definition of “Security Documents” and “Shared Collateral” in the Intercreditor Agreement shall be deemed to include the New Security Document and the Security Interest created thereunder, respectively.

For good and valid consideration, the sufficiency of which hereby is acknowledged, the New Subsidiary Guarantor Pledgor hereby agrees as follows:

(a) It shall be a Subsidiary Guarantor Pledgor for all purposes under the Intercreditor Agreement and the documents executed in connection therewith, and, as such, shall be deemed to be a Subsidiary Guarantor Pledgor for such purpose;

(b) It represents and warrants that (i) this Addendum has been duly authorized, executed and delivered on its behalf by a Person thereunto duly and validly authorized and this Addendum and the Intercreditor Agreement constitute its legal, valid and binding obligations, enforceable against it in accordance with their terms and (ii) the execution and delivery of, and the performance of its obligations under, this Addendum and the Intercreditor Agreement do not violate any law or regulation applicable to it; and

(c) It shall (i) be bound by all covenants, agreements, acknowledgments and other terms and provisions applicable to it, as a Subsidiary Guarantor Pledgor pursuant to the Intercreditor Agreement and the documents executed in connection therewith to the same extent, and in the same manner, as if it (in its capacity as a Subsidiary Guarantor Pledgor) were a direct party thereto and (ii) perform all obligations required of it pursuant to the Intercreditor Agreement and such other documents executed in connection therewith.

The New Subsidiary Guarantor Pledgor hereby acknowledges that it has received and reviewed an executed copy of the Intercreditor Agreement (including, without limitation, all amendments, restatements, supplements and other modifications thereto) and each of the documents referred to therein (including, without limitation, all amendments, supplements and other modifications thereto).

Exh. A - 1

Upon the effectiveness of this Addendum, Schedule 1 to the Intercreditor Agreement shall be deemed to be amended to incorporate the particulars of the New Subsidiary Guarantor Pledgor set forth in Annex A hereto.

This Addendum shall become effective upon the delivery by the New Subsidiary Guarantor Pledgor to the Common Security Trustee of a counterpart hereof duly executed by the New Subsidiary Guarantor Pledgor. The address for notices to the New Subsidiary Guarantor Pledgor is set forth on the signature pages hereof. This Addendum may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement. Facsimile, or electronic transmission of, signatures on counterparts of this Addendum shall be deemed original signatures with all rights accruing thereto.

THIS ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE NEW SUBSIDIARY GUARANTOR PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ADDENDUM OR THE INTERCREDITOR AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

IN WITNESS WHEREOF, the undersigned has caused this Addendum to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

[NAME OF NEW SUBSIDIARY GUARANTOR PLEDGOR]

By:
Name:
Title:

Address for notices: Name and address of Process Agent:

Accepted and Agreed:

CITICORP INTERNATIONAL LIMITED

as Common Security Trustee

Exh. A - 2

By:
Name:
Title:

ANNEX A

PARTICULARS OF NEW SUBSIDIARY GUARANTOR PLEDGOR

Name	Place of Incorporation	Registration Number (or equivalent, if any)

Exh. A - 3

EXHIBIT B—FORM OF SUPPLEMENT TO INTERCREDITOR AGREEMENT

EXHIBIT B

FORM OF SUPPLEMENT TO INTERCREDITOR AGREEMENT

SUPPLEMENT TO INTERCREDITOR AGREEMENT, dated as of                     , made by                     , a                      [corporation] [as [agent/security trustee] (the “New Secured Party”) for and on behalf of the finance parties under the facility agreement dated [●]]/[as trustee for and on behalf of the noteholders under an [indenture/trust deed] dated [●]] (the “New Finance Document”) pursuant to the Intercreditor Agreement dated as of [●], 2016 (as may be amended, restated or supplemented from time to time, the “Intercreditor Agreement”), among Kaisa Group Holdings Ltd. (the “Company”), the Subsidiary Guarantor Pledgors party thereto, Wilmington Trust, National Association, as the Indenture Trustee, [●], as the MEB Trustee, and Citicorp International Limited, as the Common Security Trustee. The New Secured Party is a company duly incorporated under the laws of [jurisdiction] [with registered number                     ]. Unless otherwise defined herein, capitalized terms used and not defined herein shall have the meanings given to them in the Intercreditor Agreement.

For purposes of this Supplement, “New Secured Obligations” means all present and future obligations, contingent or otherwise, of [the Company and [●]] arising under or pursuant to the New Finance Document.6

For good and valid consideration, the sufficiency of which hereby is acknowledged, the New Secured Party hereby agrees as follows:

(a) It shall be a Secured Party for all purposes under the Intercreditor Agreement and the documents executed in connection therewith, and, as such, shall be deemed to be a Secured Party for such purposes;

(b) It shall (i) be bound by all covenants, agreements, acknowledgments and other terms and provisions applicable to it, as a Secured Party pursuant to the Intercreditor Agreement and the documents executed in connection therewith to the same extent, and in the same manner, as if it (in its capacity as a Secured Party) were a direct party thereto, (ii) perform all obligations required of it pursuant to the Intercreditor Agreement and such other documents executed in connection therewith and (iii) be entitled to the benefits of a Secured Party under the Intercreditor Agreement and the documents executed in connection therewith;

(c) The New Secured Obligations shall constitute [Permitted Pari Passu Secured Indebtedness/Exchange Bond Indebtedness] for purposes of the Intercreditor Agreement;

[6]	This provision may be amended to properly reflect the new obligations to be secured.

Exh. B - 1

(d) Notwithstanding (i) the time, order or method of attachment or perfection of any Security Interests, the time or order of filing of financing statements (or similar filings in any applicable jurisdiction), or the giving of or failure to give notice of the acquisition or expected acquisition of purchase money or other Security Interest, (ii) the manner in which the Shared Security Interests are acquired, whether by grant, statute or operation of law, subrogation otherwise, (iii) the fact that the Shared Collateral or Shared Security Interests (or any portion thereof) are otherwise subordinated, voided, avoided, invalidated or lapsed and (iv) any applicable law or any provision to the contrary in any Secured Party Document and the Security Documents with respect to the Shared Collateral and all proceeds of the Shared Collateral, the New Secured Party agrees that the Security Interest of the New Secured Party in the Shared Collateral shares and shall share equal priority and has and shall have pro rata entitlement with the Security Interest of the other Secured Parties in the same Shared Collateral. The New Secured Party holding any Shared Collateral (where applicable) agrees to hold the Shared Collateral and any Security Interest thereon for the equal and ratable benefit of all Secured Parties pursuant to the terms of the Intercreditor Agreement and the Security Documents.

The New Secured Party hereby represents that it is a holder of [Permitted Pari Passu Secured Indebtedness/Exchange Bond Indebtedness] as evidenced by the New Finance Document or a trustee or agent for or on behalf of the holders of such [Permitted Pari Passu Secured Indebtedness/Exchange Bond Indebtedness] and has the authority to execute and deliver this Supplement on behalf of itself or the holders of such [Permitted Pari Passu Secured Indebtedness/Exchange Bond Indebtedness].

The New Secured Party hereby acknowledges that it has received and reviewed an executed copy of the Intercreditor Agreement (including, without limitation, all amendments, restatement, supplements and other modifications thereto) and each of the documents referred to therein (including, without limitation, all amendments, supplements and other modifications thereto).

Upon the effectiveness of this Supplement, Schedule 3 to the Intercreditor Agreement shall be deemed to be amended to incorporate the particulars of the New Secured Party set forth in Annex A hereto.

This Supplement shall become effective upon the delivery by the New Secured Party to the Common Security Trustee and each other Secured Party of a counterpart hereof duly executed by the New Secured Party. This Supplement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement. Facsimile, or electronic transmission of, signatures on counterparts of this Supplement shall be deemed original signatures with all rights accruing thereto.

The address for notices to the New Secured Party is set forth on the signature ages hereof.

THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE NEW SECURED PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEPING ARISING OUT OF OR RELATING TO THIS SUPPLEMENT OR THE INTERCREDITOR AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

Exh. B - 2

THIS ADDENDUM MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS AND THIS HAS THE SAME EFFECT AS IF THE SIGNATURES AND/OR EXECUTION ON THE COUNTERPARTS WERE ON A SINGLE COPY OF THIS ADDENDUM.

[NAME OF NEW SECURED PARTY [as [agent/security trustee]]

By:
Name:
Title:

Address for notices: Name and address of Process Agent:

Accepted and Agreed:

CITICORP INTERNATIONAL LIMITED

as Common Security Trustee

By:
Name:
Title:

KAISA GROUP HOLDINGS LTD.

By:
Name:
Title:

[insert names of Subsidiary Guarantor Pledgors]

By:
Name:
Title:

Exh. B - 3

ANNEX A

PARTICULARS OF NEW SECURED PARTY

Holder	Description of [Permitted Pari Passu Secured Indebtedness/Exchange Bond Indebtedness]

Exh. B - 4